As filed with the Securities and Exchange Commission on May 10, 2013

Securities Act File No. 333-______________________
Investment Company Act File No. 811-__________________

United States
Securities and Exchange Commission
Washington, D.C. 20549
_______________________________
FORM N-2

☒ Registration Statement under the Securities Act of 1933
☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.
and/or
☒ Registration Statement under the Investment Company Act of 1940
☐ Amendment No.
_______________________________

CENTER COAST MLP & INFRASTRUCTURE FUND
(Exact Name of Registrant as Specified in Charter)
_______________________________
1100 Louisiana Street
Suite 5025
Houston, Texas 77002
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (713) 759-1400

William H. Bauch
Center Coast Capital Advisors, LP
1100 Louisiana Street
Suite 5025
Houston, Texas 77002
(Name and Address of Agent for Service)
_______________________________
Copies to:

Michael K. Hoffman, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box . . . .☐

It is proposed that this filing will become effective (check appropriate box):

☐	When declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐
This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, $.01 par value	50,000 Shares	$20.00	$1,000,000	$136.40

_______________________
(1)	Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

Subject to Completion, dated May 10, 2013

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS

                                   Shares
Center Coast MLP & Infrastructure Fund
$     per Share

Investment Objective.  Center Coast MLP & Infrastructure Fund (the “Fund”) is a newly-organized, non-diversified, closed-end management investment company.  The Fund’s investment objective is to provide a high level of total return with an emphasis on distributions to shareholders. There can be no assurance that the Fund will achieve its investment objective.

Principal Investment Policies.  The Fund seeks to achieve its investment objective by investing primarily in a portfolio of  master limited partnerships (“MLPs”) and energy infrastructure companies.  Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined in this prospectus) in securities of MLPs and infrastructure companies. The Fund may invest up to 20% of its Managed Assets in unregistered, restricted or otherwise illiquid securities, including securities issued by private companies.

Advisor.  Center Coast Capital Advisors, LP (“Center Coast” or the “Advisor”) serves as the Fund’s investment advisor and is responsible for the management of the Fund.  Center Coast is a registered investment advisor headquartered in Houston, Texas focused on energy infrastructure investments. Center Coast combines the expertise of midstream and energy infrastructure operators and financial and investment professionals.  Historically, the Advisor has focused on energy midstream companies that are able to demonstrate durable, long term cash flows. Although the Advisor may from time to time take opportunistic positions in other energy MLPs and energy infrastructure companies with more variable cash flows, generally it seeks to make core investments in MLPs and energy infrastructure companies that have (i) traditional fee-based businesses, (ii) high barriers to entry, (iii) low direct commodity price exposure and (iv) low demand elasticity or the potential for demand destruction. Examples include interstate pipelines, intrastate pipelines with long-term contracts and diversified revenue streams, and crude and gas storage and terminal facilities.

The Fund anticipates making investments in a limited number of carefully selected private investments.  The Advisor believes it is uniquely positioned to source and analyze private investment opportunities sourced directly or co-investment opportunities made available to the Advisor by private equity firms or other sources. The breadth of Advisor personnel’s mergers and acquisitions background provides for a network of deep relationships with investment banking groups, management teams, private equity firms and significant shareholders seeking liquidity.

Center Coast has retained                 to provide the Fund with certain distribution, marketing and shareholder services.

No Prior History.  Because the Fund is newly organized, its common shares have no history of public trading.  Shares of closed-end investment companies frequently trade at a discount from their net asset value.  This risk may be greater for investors who expect to sell their shares in a relatively short period after completion of the public offering.

The Fund’s common shares are expected to be listed on the New York Stock Exchange under the symbol “    ”, subject to notice of issuance.
(continued on following page)

Investing in the Fund’s common shares involves certain risks.  See “Risks” on page 55 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$	$
Sales load(2)	$	$
Estimated offering expenses(3)	$	$
Proceeds, after expenses, to the Fund	$	$

(notes on following page)
The underwriters expect to deliver the common shares to purchasers on or about                 , 2013.

______________________________
The date of this prospectus is                  , 2013.

(continued from previous page)

Entities commonly referred to as master limited partnerships or MLPs are generally organized under state law as limited partnerships or limited liability companies and treated as partnerships for U.S. federal income tax purposes. The Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general or limited partner or managing member interests in MLPs, securities that represent indirect investments in MLPs, including I-Shares (which represent an ownership interest issued by an affiliated party of a MLP) and debt securities of MLPs.

Infrastructure companies include companies that own or operate infrastructure assets (as described herein) or that are involved in the development, construction, distribution, management, ownership, operation or financing of infrastructure assets.  The Fund considers a company to be an energy infrastructure company  if: (i) at least 50% of its assets, income, sales or profits are committed to or derived from operations related to infrastructure assets; or (ii) a third party classification has given the company an industry or sector classification consistent with the infrastructure company designation.  Infrastructure assets consist of those assets which provide the underlying foundation of basic services, facilities and institutions, including the production, processing, storage, transportation, manufacturing, servicing and distribution of oil and gas, petrochemicals and other energy resources, physical structures, networks, systems of transportation and water and sewage.  The Fund anticipates that the infrastructure companies in which it will invest will consist primarily of companies that (i) own or operate, or are involved in the development, construction, distribution, management, ownership, operation or financing of, infrastructure assets within the energy sector, or (ii) provide material products or services to companies operating in the energy sector (collectively "energy infrastructure companies").

Financial Leverage.  The Fund currently intends to seek to enhance the level of its current distributions by utilizing financial leverage through borrowing, including loans from financial institutions, or the issuance of commercial paper or other forms of debt (“Borrowings”), through the issuance of senior securities such as preferred shares (“Preferred Shares”), through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing (collectively “Financial Leverage”).  The Fund may utilize Financial Leverage up to the limits imposed by the Investment Company Act of 1940, as amended.  Under current market conditions, the Fund initially intends to utilize Financial Leverage principally through Borrowings from certain financial institutions in an amount equal to 20% to 30% of the Fund’s Managed Assets, including the proceeds of such Financial Leverage.  The costs associated with the issuance and use of Financial Leverage will be borne by the holders of the common shares.  Financial Leverage is a speculative technique and investors should note that there are special risks and costs associated with Financial Leverage.  There can be no assurance that a Financial Leverage strategy will be successful during any period in which it is employed.  See “Use of Financial Leverage.”

Taxation.  Because of the Fund’s concentration in MLP investments, the Fund is not eligible to be treated as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”).  Instead, the Fund will be treated as a regular corporation for U.S. federal income tax purposes and, as a result, unlike most investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income.  The Fund believes that as a result of the tax characterization of cash distributions made by MLPs, a significant portion of the Fund’s income will be tax-deferred, which will allow distributions by the Fund to its shareholders to include high levels of tax-deferred income.  However, there can be no assurance in this regard.  If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

You should read this prospectus, which contains important information about the Fund that you should know before deciding whether to invest, and retain it for future reference.  A Statement of Additional Information, dated             , 2013, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this prospectus.  You may request a free copy of the Statement of Additional Information, the table of contents of which is on page       of this prospectus, by calling             or by writing to the Advisor at Center Coast Capital Advisors, LP, 1100 Louisiana Street, Suite 5025, Houston, Texas 77002, or you may obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov).  Free copies of the Fund’s reports will also be available from the Fund’s web site at           .

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

(notes from previous page)
______________________

(1)
The Fund has granted the underwriters an option to purchase up to an additional                   common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any.  If such option is exercised in full, the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $         , $          , $          and $           , respectively.  See “Underwriting.”

(2)
[The Advisor has agreed to pay from its own assets a structuring fee to               .  The Advisor may also pay certain qualifying underwriters a structuring fee, additional compensation or a sales incentive fee in connection with the offering.  See “Underwriting.”]

(3)
Total offering expenses (other than sales load) to be paid by the Fund are estimated to be $        (or $       assuming full exercise of the overallotment option), which represents $        per share issued.  The Advisor has agreed to pay (i) all of the Fund’s organizational costs and (ii) offering costs of the Fund (other than sales load) that exceed $     per common share.

TABLE OF CONTENTS

Page

PROSPECTUS SUMMARY	1
SUMMARY OF FUND EXPENSES	39
THE FUND	41
USE OF PROCEEDS	41
INVESTMENT OBJECTIVE AND POLICIES	41
THE FUND’S INVESTMENTS	43
USE OF FINANCIAL LEVERAGE	51
RISKS	55
MANAGEMENT OF THE FUND	75
NET ASSET VALUE	76
DISTRIBUTIONS	78
DIVIDEND REINVESTMENT PLAN	79
DESCRIPTION OF CAPITAL STRUCTURE	80
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE FUND’S GOVERNING DOCUMENTS	81
CLOSED-END FUND STRUCTURE	82
REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND	82
TAXATION	83
UNDERWRITING	86
CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT	88
LEGAL MATTERS	88
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	88
ADDITIONAL INFORMATION	88
PRIVACY PRINCIPLES OF THE FUND	88
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	90

You should rely only on the information contained or incorporated by reference in this prospectus.  The Fund has not, and the underwriters have not, authorized any other person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.  You should assume that the information in this prospectus is accurate only as of the date of this prospectus.  The Fund’s business, financial condition and prospects may have changed since that date.  The Fund will amend this prospectus if, during the period that this prospectus is required to be delivered, there are any subsequent material changes.
_________________________
FORWARD-LOOKING STATEMENTS

This prospectus contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties.  Actual results could differ materially from those projected or assumed in such forward-looking statements.  These statements describe the Fund’s plans, strategies, and goals and the Fund’s beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information.  In this prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently.

PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this prospectus.  This summary does not contain all of the information that you should consider before investing in the Fund’s common shares.  You should carefully read the more detailed information contained in this prospectus and the Statement of Additional Information, dated           , 2013 (the “SAI”), especially the information set forth under the headings “Investment Objective and Policies” and “Risks.”

The Fund
Center Coast MLP & Infrastructure Fund (the “Fund”) is a newly-organized, non-diversified, closed-end management investment company.

Center Coast Capital Advisors, LP (“Center Coast” or the “Advisor”) serves as the Fund’s investment advisor and is responsible for the management of the Fund.

The Offering
The Fund is offering            common shares of beneficial interest, par value $.01 per share, through a group of underwriters led by                    .  The Fund’s common shares of beneficial interest are called “Common Shares” and the holders of Common Shares are sometimes referred to as “Common Shareholders” in this prospectus.  The initial public offering price is $      per Common Share.  You must purchase at least 100 Common Shares ($      ) in order to participate in the offering.  The Fund has given the underwriters an option to purchase up to         additional Common Shares to cover orders in excess of               Common Shares.  The Advisor has agreed to pay (i) all of the Fund’s organizational costs and (ii) offerings costs of the Fund (other than sales load) that exceed $     per Common Share.  See “Underwriting.”

Investment Objective
The Fund’s investment objective is to provide a high level of total return with an emphasis on distributions to shareholders.  The Fund’s investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund.  The Fund cannot ensure investors that it will achieve its investment objective.

Investment Rationale
Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be an appropriate investment for investors who are seeking:

•   an efficient, single investment for accessing a portfolio of master limited partnerships (“MLPs”) and energy infrastructure companies;
•   the opportunity for attractive tax-deferred distributions and capital appreciation;
•   simplified tax reporting compared to direct investments in MLPs; and
•   the professional, active management of Center Coast.

The Advisor believes that MLPs present a compelling investment opportunity. MLPs combine the tax benefits associated with limited partnerships with the liquidity of publicly traded securities. The types of

MLPs in which the Fund intends to invest historically have made cash distributions to limited partners or members that exceed the amount of taxable income allocable to limited partners or members, due to a variety of factors, including significant non-cash deductions, such as depreciation and depletion. If the cash distributions exceed the taxable income reported in a particular tax year, the excess cash distributions would not be taxed as income to the Fund in that tax year but rather would be treated as a return of capital for federal income tax purposes to the extent of the Fund’s basis in its MLP units.

Similarly, the Fund expects to distribute cash in excess of its earnings and profits to Common Shareholders which may be treated as a return of capital to the extent of the Common Shareholders’ bases in the Common Shares. As a result, Common Shareholders may receive distributions that are generally tax-deferred and represent a return of capital although no assurance can be given in this regard. The “total return” sought by the Fund includes appreciation in the net asset value of the Fund’s Common Shares and all distributions made by the Fund to its Common Shareholders, regardless of the tax characterization of such distributions.  Tax deferred distributions to Common Shareholders will result in a reduction in basis in their Common Shares, which may increase the capital gain, or reduce capital loss, realized upon sale of such Common Shares. In addition, the Fund may have a larger corporate income tax expense than expected, which will result in less cash available to distribute to Common Shareholders.
The Advisor believes that energy infrastructure securities offer opportunistic investment possibilities. The Advisor intends to utilize its proprietary security selection process to identify energy infrastructure companies offering solid business fundamentals across the energy infrastructure business segment.

Furthermore, the closed-end structure allows the Fund to maintain a stable pool of assets, without the need to keep assets in low-yielding instruments like cash or cash equivalents or to liquidate assets, sometimes at inopportune times, to meet redemption requests.

Principal Investment Policies
The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships (“MLPs”) and energy infrastructure companies.  Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined in this prospectus) in securities of MLPs and  infrastructure companies.

Entities commonly referred to as master limited partnerships or MLPs are generally organized under state law as limited partnerships or limited liability companies and treated as partnerships for U.S. federal income tax purposes. The Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general or limited partner or managing member interests in MLPs, securities that represent indirect investments in MLPs, including I-Shares (which represent an ownership interest issued by an affiliated party of a MLP) and debt securities of MLPs.

Infrastructure companies include companies that own or operate infrastructure assets (as described herein) or that are involved in the development, construction, distribution, management, ownership,

operation or financing of infrastructure assets.  The Fund considers a company to be an energy infrastructure company  if: (i) at least 50% of its assets, income, sales or profits are committed to or derived from operations related to infrastructure assets; or (ii) a third party classification has given the company an industry or sector classification consistent with the infrastructure company designation.  Infrastructure assets consist of those assets which provide the underlying foundation of basic services, facilities and institutions, including the production, processing, storage, transportation, manufacturing, servicing and distribution of oil and gas, petrochemicals and other energy resources, physical structures, networks, systems of transportation and water and sewage.  The Fund anticipates that the infrastructure companies in which it will invest will consist primarily of companies that (i) own or operate, or are involved in the development, construction, distribution, management, ownership, operation or financing of, infrastructure assets within the energy sector, or (ii) provide material products or services to companies operating in the energy sector (collectively "energy infrastructure companies").

The Fund may invest up to 20% of its Managed Assets in unregistered, restricted or otherwise illiquid securities, including securities issued by private companies. At any given time the Fund anticipates making investments in a limited number of carefully selected private company investments that the Fund may need to hold for several years.  The Fund may invest in equity securities or debt instruments, including debt instruments issued with warrants to purchase equity securities or that are convertible into equity securities, of private companies.  The Fund’s private company investments may include investments in entities formed to hold particular energy infrastructure assets.  The Fund may enter into private company investments identified by the Advisor or may co-invest in private company investment opportunities owned or identified by other third party investors, such as private equity firms.  However, the Fund will not invest in private equity funds or other privately offered pooled investment funds.

The Fund may invest up to 10% of its Managed Assets in securities of issuers located outside of North America.

The Fund may invest up to 10% of its Managed Assets in debt securities, including debt securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s Ratings Group (“S&P”) or comparably rated by another statistical rating organization) or, if unrated, determined by the Advisor to be of comparable credit quality.  Below investment grade securities, which are commonly referred to as  “high yield” securities or “junk bonds”  are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due.  Investments in debt securities of MLPs or infrastructure companies are included for purposes of the Fund’s policy of investing at least 80% of its Managed Assets in securities of MLPs and infrastructure companies (the “80% Policy”).

Investment Process
The Advisor combines energy sector operational expertise with financial market expertise to identify investments in securities of MLPs and energy infrastructure companies. The Advisor seeks to draw upon its unique experience to conduct thorough due diligence from an owner-operator perspective, utilizing its extensive network of relationships to identify both public and private MLP and energy infrastructure company investment opportunities.  The Advisor’s due diligence process includes financial and valuation analysis centered on quantitative factors including cash flow, yield and relative valuation to establish a valuation target.  Next the Advisor evaluates asset quality, considering factors such as contract structure, operating risk, competitive environment and growth potential.  The Advisor also assesses management quality drawing on its previous experience with many of the management teams to evaluate their financial discipline, level of general partner support, operational expertise and strength of their business plan and their ability to execute it.  Included in the diligence process is also an assessment of trading dynamics, including liquidity, identity and concentration of large holders, equity overhang and float.  Upon completion of the due diligence process, the Advisor selects investments for inclusion in its core portfolio based on what the Advisor believes to be attractive valuations, durable cash flows and transparent and realizable growth opportunities.

In addition to a core portfolio of MLP and energy infrastructure company investments, the Advisor may invest a portion of its portfolio in shorter-term investments.  These opportunistic transactions may be based on the Advisor’s view of factors including, but not limited to, market dislocations, projected trading demand imbalances, short-term market catalysts, commodity price volatility and interest rates and credit spreads along with other issuer-specific developments.

Historically, the Advisor has focused on energy midstream companies that are able to demonstrate durable, long term cash flows. Although the Advisor may from time to time take opportunistic positions in other energy MLPs and energy infrastructure companies with more variable cash flows, generally it seeks to make core investments in MLPs and energy infrastructure companies that have (i) traditional fee-based businesses, (ii) high barriers to entry, (iii) low direct commodity price exposure and (iv) low demand elasticity or the potential for demand destruction. Examples include interstate pipelines, intrastate pipelines with long-term contracts and diversified revenue streams, and crude and gas storage and terminal facilities.

In addition, the Fund intends to allocate a portion of its portfolio to private investment opportunities.  At any given time the Fund anticipates making investments in a limited number of carefully selected private investments that the Fund may need to hold for several years.  The Advisor believes it is uniquely positioned to source and analyze private investment opportunities sourced directly or co-investment opportunities made available to the Advisor by private equity firms or other sources. The breadth of Advisor personnel’s mergers and acquisitions background provides for a network of deep relationships with investment banking groups, management teams, private equity firms and significant shareholders seeking liquidity.  The Fund’s private investments may include investments in entities formed to hold particular energy infrastructure assets. Many of the private investment opportunities are centered around assets or companies which may not have a great deal of publicly available information.  The experience of the Advisor’s senior professionals in owning and operating midstream and energy infrastructure assets gives it the unique ability to assess the operating environment of private investment opportunities including, but not limited to, competitive environment, contract structure and operating risk.
The Fund’s Investments
Master Limited Partnerships or MLPs.  Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies and treated as partnerships for U.S. federal income tax purposes.  The securities issued by many MLPs are listed and traded on a securities exchange.  If publicly traded, to qualify as a master limited partnership the entity must receive at least 90% of its income from qualifying sources as set forth in the Internal Revenue Code of 1986, as amended (the “Code”).  These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or carbon dioxide.

MLPs typically have two classes of interests — general partner interests and limited partner interests.  The general partner typically controls the operations and management of the MLP through an equity interest in the MLP.  Limited partners own the remainder of the MLP and have a limited role in the MLP’s operations and management.

MLPs currently operate primarily within the energy sector.  The Fund currently expects that under normal market conditions a significant portion of its investments will be in “midstream” MLPs.  Midstream MLPs are engaged in the treating, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids (including propane, ethane, butane and natural gasoline), crude oil, refined petroleum products (including gasoline, diesel fuel and jet fuel), other hydrocarbon by-products and other energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure.  Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids, crude oil or refined petroleum products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.  Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids. Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and natural gas liquids commodities for a portion of revenue.  Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services.

Other MLPs in which the Fund may invest may be classified as upstream MLPs, downstream MLPs, services MLPs, propane MLPs, coal MLPs, marine transportation MLPs or natural resources MLPs.

•   Upstream MLPs are businesses engaged in the exploration, extraction, production and acquisition of natural gas, natural gas liquids and crude oil from geological reservoirs.  An upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and crude oil produced and the demand for and price of such commodities.

•   Downstream MLPs are businesses engaged in refining, marketing and other “end-customer” distribution activities relating to refined energy sources, such as: customer-ready natural gas, propane and gasoline; the production and manufacturing of petrochemicals including olefins, polyolefins, ethylene and similar co-products as well as intermediates and derivatives; and the generation, transmission and distribution of power and electricity.

•   Services MLPs are engaged in the provision of services to energy-related businesses, such as oilfield services companies, which  provide services to the petroleum exploration and production industry but do not produce or distribute petroleum themselves, gas compression companies and producers and providers of sand used in hydraulic fracturing.

•   Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers.

•   Coal MLPs are engaged in the owning, leasing, managing, and production and sale of various grades of steam and metallurgical coal.  The primary use of steam coal is for electrical generation, as a fuel for steam-powered generators by electrical utilities.  The primary use of metallurgical coal is in the production of steel.

•   Marine transportation MLPs provide transportation and distribution services for energy-related products through the ownership and operation of several types of vessels, such as crude oil tankers, refined product tankers, liquefied natural gas tankers, tank barges and tugboats.

•   Natural resources MLPs include MLPs principally engaged in owning or developing non-energy natural resources, including timber and minerals.

Legislation has been introduced that, if signed into law, would expand the definition of  definition of “qualifying income” under the Code so that companies  that derive their income from clean and renewable energy resources, such as solar energy, windy energy, hydropower and certain bio fuels, could be treated as MLPs. While the Fund and the Advisor cannot predict whether, or in what form, such legislation will be enacted, in the event that is enacted, the Fund may seek to invest in such renewables MLPs.

Energy Infrastructure Companies. Infrastructure companies include companies that own or operate infrastructure assets (as described herein)

or that are involved in the development, construction, distribution, management, ownership, operation or financing of infrastructure assets.  For purposes of the Fund’s 80% Policy, the Fund considers a company to be an infrastructure company  if: (i) at least 50% of its assets, income, sales or profits are committed to or derived from operations related to infrastructure assets; or (ii) a third party classification has given the company an industry or sector classification consistent with the infrastructure company designation.  Infrastructure assets consist of those assets which provide the underlying foundation of basic services, facilities and institutions, including the production, processing, storage, transportation, manufacturing, servicing and distribution of oil and gas, petrochemicals and other energy resources, physical structures, networks, systems of transportation and water and sewage.

Energy infrastructure companies own or operate, or are involved in the development, construction, distribution, management, ownership, operation or financing of, infrastructure assets within the energy sector, or provide material products or services to companies operating in the energy sector.  Energy infrastructure companies in which the Fund will invest may include companies involved in (i) exploration, development, production, gathering, treating, transportation, processing, fractionation, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, petrochemicals, plastics and other hydrocarbon products,  coal or other natural resources used to produce energy sources, (ii) provision of services and logistics with respect to the foregoing activities, and/or (iii) generation, transmission, sale or distribution of electric energy.

Short Sales.  The Fund may engage in short sales.  A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.  To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its Managed Assets.  The Fund may also make short sales “against the box” without respect to such limitations.  In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian.  Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.  The Fund may engage in short sales in connection with paired long-short trades to arbitrage pricing disparities in securities issued by MLPs or between MLPs and their affiliates.

Financial Leverage
The Fund currently intends to seek to enhance the level of its current distributions by utilizing financial leverage through borrowing, including loans from financial institutions, or the issuance of commercial paper or other forms of debt (“Borrowings”), through the issuance of senior securities such as preferred shares (“Preferred Shares”), through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing (collectively “Financial Leverage”).  The Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act.  Under the 1940 Act, the Fund may utilize Financial Leverage in the form of Borrowings in an aggregate amount up to 33 1/3% of the Fund’s total assets immediately after such Borrowing and may utilize Financial Leverage in the form of Preferred Shares in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance.  Under current market conditions, the Fund initially intends to utilize Financial Leverage principally through Borrowings from certain financial institutions in an amount equal to 20% to 30% of the Fund’s Managed Assets, including the proceeds of such Financial Leverage.  The Fund may also utilize Borrowings in excess of such limits for temporary purposes such as the settlement of transactions.  So long as the net rate of return on the Fund’s investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Fund’s Common Shares.  Any use of Financial Leverage must be approved by the Fund’s board of trustees (the “Board of Trustees”).  There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.  See “Use of Financial Leverage” and “Risks—Financial Leverage Risk.”

Other Investment Practices
Derivatives Transactions.  The Fund may, but is not required to, use various derivatives transactions in order to earn income or enhance total return, facilitate portfolio management and mitigate risks.  The use of derivatives transactions to earn income or enhance total return may be particularly speculative. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and debt indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars.  In addition, derivative transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.  For a more complete discussion of the Fund’s investment practices involving transactions in derivatives and certain other investment techniques, see “Investment Objective and Policies—Derivative Instruments” in the Fund’s SAI.

Other Investment Funds.  The Fund may invest up to 20% of its Managed Assets in securities of other investment funds, including registered closed-end or open-end investment companies, including exchange-traded funds.  The Advisor generally expects that it may invest in other investment funds either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds from an offering of Common Shares or during periods when there is a shortage of attractive securities available in the market.  To the extent that the Fund invests in other investment companies that invest primarily in MLPs and/or infrastructure companies, the value of such investments will be counted for purposes of the Fund’s 80% Policy.

When Issued, Delayed Delivery Securities and Forward Commitments.  The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved.  The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.  See “Investment Objective and Policies—Certain Other Investment Practices—When Issued, Delayed Delivery Securities and Forward Commitments.”

Repurchase Agreements.  The Fund may enter into repurchase agreements.  Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities.  Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time.  See “Investment Objective and Policies—Certain Other Investment Practices—Repurchase Agreements.”

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements.  Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash.  At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment.  Such agreements will be treated as subject to investment restrictions regarding “borrowings.”  See “Investment Objective and Policies—Certain Other Investment Practices—Reverse Repurchase Agreements.”

Loans of Portfolio Securities.  To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund’s Managed Assets.  See “Investment Objective and Policies—Certain Other Investment Practices—Loans of Portfolio Securities” in this prospectus and “Investment Objective and Policies—Loans of Portfolio Securities” in the Fund’s SAI.

Temporary Defensive Investments.  At any time when a temporary defensive posture is believed by the Advisor to be warranted (a “temporary defensive period”), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments.  The Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its historical distribution levels.  See “Investment Objective and Policies—Temporary Defensive Investments.”

Management of the Fund
Center Coast Capital Advisors, LP acts as the Fund’s investment advisor pursuant to an advisory agreement with the Fund (the “Advisory Agreement”). The Advisor is a registered investment advisor headquartered in Houston, Texas focused on energy infrastructure investments. The Advisor generally manages its investments according to a process focused on quality and durability of cash flows. The Advisor combines the expertise of midstream and energy infrastructure operators and financial and investment professionals.  The Advisor’s senior professionals include a former MLP chief executive officer and experienced investment professionals with an established track record of managing MLP investments as well as operating midstream and other energy infrastructure assets. The Advisor seeks to draw upon this unique experience to achieve a robust diligence process, structured investment process and access to a unique network of relationships to identify both public and private MLP and infrastructure investment opportunities.

Pursuant to the Advisory Agreement, the Advisor is responsible for managing the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, placing orders to purchase and sell securities on behalf of the Fund and managing the other business and affairs of the Fund, all subject to the supervision and direction of the Board of Trustees.  As compensation for its services, the Fund pays the Advisor a fee, payable monthly, in an annual amount equal to    % of the Fund’s average daily Managed Assets.  “Managed Assets” means the total assets of the Fund, including the assets attributable to money borrowed for investment purposes.

The Advisor has retained                to provide the Fund with certain distribution, marketing and shareholder services.

Taxation
The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes.  Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations.  Because of the Fund’s concentration in MLP investments, the Fund is not eligible to elect to be treated as a regulated investment company under the Code.

The types of MLPs in which the Fund intends to invest historically have made cash distributions to their limited partners in excess of the amount of their taxable income allocable to their limited partners.  This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation.  The portion, if any, of the cash distributions received by the Fund with respect to its investment in the equity securities of an MLP that exceeds the Fund’s allocable share of the MLP’s net taxable income will not be treated as taxable income to the Fund, but rather will be treated as a return of capital to the extent of the Fund’s basis in such MLP equity securities.

The Fund expects to pay cash distributions to its shareholders in excess of the Fund’s taxable income.  Distributions by the Fund of cash or property in respect of the Common Shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles).  Subject to certain holding period and other requirements, any such dividend will be eligible (i) to be treated as “qualified dividend income” in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  If the Fund’s distributions exceed the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the shareholder’s tax basis in the Common Shares (thus reducing a shareholder’s adjusted tax basis in the Common Shares), and thereafter as capital gain assuming the Common Shares are held as a capital asset.  The Fund expects that a significant portion of its distributions on its Common Shares will constitute a tax-deferred return of capital.  Upon the sale of Common Shares, a shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the Common Shares sold.  See “Taxation.”

Distributions
The Fund intends to make regular quarterly cash distributions of all or a portion of its income to its Common Shareholders.

The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors (such as the Fund), a portion of the Fund’s income will be tax-deferred return of capital, which will allow distributions by the Fund to its shareholders to include tax-deferred return of capital. However, there can be no assurance in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

In general, a portion of the distribution will constitute a return of capital to a Common Shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in Common Shares and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells Common Shares. Distributions in excess of the Fund’s current and accumulated earnings and profits that are in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains.

Initial distributions to Common Shareholders are expected to be declared within       days, and paid within      days, after completion of the Common Share offering, depending upon market conditions.  Due to the timing of the Fund’s offering of Common Shares and expected receipt of initial distributions from MLPs in which the Fund will invest, the Fund anticipates that a significant portion of its first distribution to Common Shareholders will be made from sources other than cash distributions from MLPs and may consist of return of capital.

The Fund’s distribution rate will vary based upon the distributions received from underlying investments. To permit it to maintain a more stable quarterly distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions and, until distributed, would add to the Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value. See “Distributions.”

Dividend Reinvestment Plan
If you hold your Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless you elect to receive cash, all dividends and distributions that are declared by the Fund will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan.  If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.  Consult your financial advisor for more information.  See “Dividend Reinvestment Plan.”

Listing and Symbol	The Common Shares of the Fund are expected to be listed on the New York Stock Exchange (the “NYSE”) under the symbol “ ,” subject to notice of issuance.

Special Risk Considerations
No Operating History.  The Fund is a newly-organized, non-diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program.  An investment in the Common Shares of the Fund should not be considered a complete investment program.  The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market.  Each Common Shareholder should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund.

Investment and Market Risk.  An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.  An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund.  The value of those securities may fluctuate, sometimes rapidly and unpredictably.  The value of the securities owned by the Fund will affect the value of the Common Shares.  At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Market Discount Risk.  Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of Common Shares at the time of sale is above or below the investor’s purchase price for Common Shares. Because the market price of Common Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Common Shares, stability of dividends or distributions, trading volume of Common Shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. This risk may be greater for investors expecting to sell their Common Shares soon after the completion of the public offering, as the net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs.

Management Risk. The Fund is subject to management risk because it has an actively managed portfolio.  The Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Risks of Investing in MLP Units.  An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation.  Holders of MLP units have the rights typically afforded to limited partners in a limited partnership.  As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership.  There are certain tax risks associated with an investment in MLP units.  Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

Tax Risks.  As a result of the unique characteristics of MLP investments, the Fund will be subject to certain tax related risks.

MLP Tax Risk.  The Fund’s ability to meet its investment objective will depend largely on the amount of the distributions it receives (in relation to the taxable income it recognizes) with respect to its investments in the MLPs, which is something over which the Fund will have no control.  Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes.  Partnerships do not pay U.S. federal income tax at the partnership level.  Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses.  A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income.  The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and generally causing such distributions received by the Fund to be taxed as dividend income.  Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the Common Shares.

Deferred Tax Risks of MLP Investments.  To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP.  Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund.  Historically, MLPs have been able to offset a significant portion of their income with tax deductions.  The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions is essentially treated as tax-deferred return of capital.  However, any such deferred tax will be reflected in the Fund’s adjusted basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of any such equity securities.  In addition, the Fund will incur a current income tax liability on the portion of a distribution from the MLP that is not offset by the MLP’s tax deductions.  The percentage of an MLP’s distributions that is offset by the MLP’s tax deductions will fluctuate over time.  For example, new acquisitions by MLPs generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by the MLPs owned by the Fund could increase the Fund’s current tax liability.  If the percentage of the distributions received by the Fund that is offset by tax deductions declines, or the Fund’s portfolio turnover increases, the portion of the distributions paid by the Fund that is treated as tax-deferred return of capital and/or capital gain, as the case may be, would be reduced and the portion treated as taxable dividend income would be increased.  This generally would result in lower after-tax distributions to shareholders.

Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s net asset value in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances.

The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value. The portion, if any, of a distribution on an MLP equity security received by the Fund that is offset by the MLP’s tax deductions or losses will be treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of income or gain (or a decrease in the amount of loss) that will be recognized on the sale of the equity security in the MLP by the Fund. Upon the Fund’s sale of a portfolio security, the Fund will be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund. No assurance can be given that such taxes will not exceed the Fund’s deferred tax liability assumptions for purposes of computing the Fund’s net asset value per share, which would result in an immediate reduction of the Fund’s net asset value per share, which could be material.

The Fund will accrue a deferred tax asset balance which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s net asset value. A deferred tax asset may be used to reduce a subsequent period’s income tax expense, subject to certain limitations. To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset some or all of the value of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance based on estimates of the Fund in connection with the calculation of the Fund’s net asset value per share; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s net asset value, the application of such final valuation allowance could have a material impact on the Fund’s net asset value.

The Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. The Fund’s estimates regarding its deferred tax liability and/or asset balances will be made in good faith; however, the estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s net asset value could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes inapplicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.

Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP entities in which the Fund invests.  See “Risks—Tax Risks—Tax Law Change Risk.”

Affiliated Party Risk.  Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues.  Were their parent or sponsor entities to fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

Equity Securities Risk.  A substantial percentage of the Fund’s assets will be invested in equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP affiliates, including I-Shares, and common stocks of other issuers.  Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds.  The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund.  In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio.  The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount.  The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.

The Fund may invest in equity securities issued by affiliates of MLP, including general partners of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. Investments in such MLP affiliates would be expected by the Advisor to provide economic exposure to the MLP asset class; however, such investments may not exhibit precise price correlation to any particular MLP or the MLP asset class generally.

I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common unit, although the price correlation may not be precise. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares, in an amount equal to the cash distributions received by common unit holders. I-Shares have limited voting rights. Holders of I-Shares are subject to the same risks as holders of MLP common units.

Non-Diversification Risk. The Fund is a non-diversified investment company under the 1940 Act and will not elect to be treated as a regulated investment company under the Code.  As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of the Fund’s assets that may be invested in securities of a single issue. Accordingly, the Fund may concentrate its investments in a limited number of companies. As a consequence of this concentration, the aggregate returns the Fund realizes may be adversely affected if a small number of investments perform poorly. To the extent that the Fund takes large positions in the securities of a small number of portfolio companies, the Fund’s returns may fluctuate as a result of any single economic, political or regulatory occurrence affecting, or in the market’s assessment of, such portfolio companies to a greater extent than those of a diversified investment company. These factors could negatively impact the Fund’s ability to achieve its investment objective.

Concentration Risk.  Because the Fund is focused in MLP and infrastructure companies operating in the industry or group of industries that make up the energy sector of the economy, the Fund may be more susceptible to risks associated with such sector. A downturn in such sector could have a larger impact on the Fund than on an investment company that does not concentrate in such sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.

Energy Sector Risks.  A substantial portion of the MLPs and infrastructure companies in which the Fund invests are engaged primarily in the energy sector of the economy.  As a result, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting the energy sector.  A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that is broadly diversified across many sectors of the economy.  At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.  There are several risks associated with investments in MLPs and other companies operating in the energy sector, including the following:

Commodity Price Risk.  MLPs and other companies operating in the energy sector companies may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term.  Fluctuations in energy commodity prices would directly impact MLPs and infrastructure companies that own such commodities and could indirectly impact companies that engage in transportation, storage, processing, distribution or marketing of such commodities.  Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods.  Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of commodity prices may also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels.  The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices.  High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of MLPs and other companies operating in the energy sector.  Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

Supply and Demand Risk.  MLPs and other companies operating in the energy sector may be impacted by the levels of supply and demand for energy commodities.  MLPs and other companies operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities.  The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources.  Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Depletion Risk.  MLPs and other energy companies engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time.  Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities or exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies.  If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer.  Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

Lack of Diversification of Customers and Suppliers. Certain MLPs and other companies operating in the energy sector depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs and other companies operating in the energy sector depend upon a limited number of suppliers of goods or services to continue their operations. The loss of any such customers or suppliers could materially adversely affect such companies’ results of operations and cash flow, and their ability to make distributions to unit holders, such as the Fund, would therefore be materially adversely affected.

Regulatory Risk.  The energy sector is highly regulated.  MLPs and other companies operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies.  Examples of governmental regulations which impact MLPs and other companies operating in the energy sector include regulation of the construction, maintenance and operation of facilities, environmental regulation, safety regulation, labor regulation, trade regulation and the regulation of the prices charged for products and services.  Compliance with these regulations is enforced by numerous governmental agencies and authorities through administrative, civil and criminal penalties.  Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of MLPs and other companies operating in the energy sector.  MLPs and other companies operating in the energy sector may be adversely affected by additional regulatory requirements enacted in response to environmental disasters, which may impose additional costs or limit certain operations by MLPs operating in various sectors.

Environmental Risk.  There is an inherent risk that MLPs and infrastructure companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle.  For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations.  Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs and infrastructure companies, and the cost of any remediation that may become necessary.  MLPs or infrastructure companies may not be able to recover these costs from insurance.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations.  These include, for example:  (i) the Federal Clean Air Act (“Clean Air Act”) and comparable state laws and regulations that impose obligations related to air emissions, (ii) the Federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water, (iii) the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and (iv) the federal Comprehensive Environmental Response,

Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations.  Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released.  Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change.  These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest. In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks.  These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.

Acquisition Risk.  MLPs and infrastructure companies owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders.  The ability of such MLPs and infrastructure companies to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers.  To the extent that MLPs and other Fund investments are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited.  There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.

Interest Rate Risk.  Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner.  As a result, rising interest rates could negatively affect the financial performance of MLPs and other companies operating in the energy sector in which the Fund invests.  Rising interest rates may also impact the price of the securities of MLPs and other companies operating in the energy sector as the yields on alternative investments increase.

Weather Risks.  Weather plays a role in the seasonality of some MLPs’ cash flows.  MLPs in the propane industry, for example, rely on the winter season to generate almost all of their earnings.  In an unusually warm winter season, propane MLPs experience decreased demand for their product.  Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP from the unpredictability of the weather.  The damage done by extreme weather also may serve to increase many MLPs’ insurance premiums.

Catastrophic Event Risk.  MLPs and other companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum, petrochemicals and petroleum products and other hydrocarbons.  These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts.  Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks.  These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life.  Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy sector.  MLPs and other companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.

Risks Relating to Expansions and Acquisitions.  MLPs and other companies operating in the energy sector employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, adding additional services or securing additional long-term contracts. Thus, some MLPs and other companies operating in the energy sector may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. MLPs and other companies operating in the energy sector that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. A significant slowdown in merger and acquisition activity in the energy sector could reduce the growth rate of cash flows received by the Fund from MLPs and other companies operating in the energy sector that grow through acquisitions.

Technology Risk.  Some  MLPs and other companies operating in the energy sector  are focused on developing new technologies and are strongly influenced by technological changes. Technology development efforts by  MLPs and other companies operating in the energy sector may not result in viable methods or products. Energy Companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some  MLPs and other companies operating in the energy sector  may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such  MLPs and other companies operating in the energy sector  may be considerably more volatile than that in more established segments of the economy.

Legislation Risk. There have been proposals in Congress to eliminate certain tax incentives widely used by oil and gas companies and to impose new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and other companies operating in the energy sector in which the Fund invests and/or the energy sector generally.

Industry Specific Risks.  MLPs and other issuers are also subject to risks that are specific to the industry in which they operate.

Midstream. Midstream MLPs and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.  Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows of those companies and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or shareholders.  Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Upstream.  Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas.  Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir.  In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates.  The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments.  Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data.  Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant.  Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports.  In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates.  Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations.  In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Downstream. Downstream companies are businesses engaged in refining, marketing and other “end-customer” distribution activities relating to refined energy sources, such as: customer-ready natural gas, propane and gasoline; the production and manufacturing of petrochemicals including olefins, polyolefins, ethylene and similar co-products as well as intermediates and derivatives; and the generation, transmission and distribution of power and electricity. In addition to the other risks described herein, downstream companies may be more susceptible to risks associated with reduced customer demand for the products and services they provide.

Oil and Gas Production. In addition to other risks described herein, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil, natural gas and/or refined petroleum products are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others. In addition the oil and gas industries may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil, natural gas and refined petroleum products as a result of accidents or catastrophic events and the reactions thereto.

Propane.  Propane MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Coal.  MLPs and energy companies with coal assets are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others. MLPs and energy companies with coal assets are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.

Marine Transportation.  Marine transportation companies are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies.  Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products.  Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies.  The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in the Fund’s portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather.  In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Natural Resources.  The natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies.  The Fund’s investments in MLPs in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation.  Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources.  The value of investments in the natural resources sector may be adversely affected by a change in inflation.

Services.  In addition to other risks associated with energy companies described herein, MLPs engaged in the provision of services to energy-related businesses may be subject to more volatile income streams relative to other types of MLPs.  Service companies may not have  long term service contracts with their customers.

Small Capitalization Risk.  The Fund may invest in securities of MLPs and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks.  These companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people.  The market movements of equity securities issued by MLPs and other companies with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.  Historically, smaller capitalization MLPs and companies have sometimes gone through extended periods when they did not perform as well as larger companies.  In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies.  This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Liquidity Risk.  MLP common units, and equity securities of MLP affiliates, including I-Shares, and other issuers often trade on national securities exchanges, including the NYSE, the NYSE AMEX Equities and the NASDAQ.  However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently.  The market movements of such securities with limited trading volumes may be more abrupt or erratic.  As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments.  To the extent the Fund makes investments in private securities, such investments are expected to be illiquid and subject to significant liquidity risk.

Restricted Securities Risk.  The Fund may invest in unregistered or otherwise restricted securities.  The term “restricted securities” refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale.  Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay.  Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets.  Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope.  To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered.  A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

Risks Associated with an Investment in Initial Public Offerings.  Securities purchased in initial public offerings (“IPOs”) are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree.  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.  In addition, the prices of securities sold in an IPO may be highly volatile.  At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund.  In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs.  The Fund’s investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.  IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.

Risks Associated with a Private Investment in Public Equity Transactions.  Investors in private investment in public equity (“PIPE”) transactions purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock.  Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets.  Until the Fund can sell such securities into the public markets, its holdings will be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.

Risks Associated with Private Company Investments.  Private companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Advisor may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests.  There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance.  Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.  These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.  These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.  In addition, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.

Private Company Management Risk. Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company.  The Fund generally does not intend to hold controlling positions in the private companies in which it invests. As a result, the Fund is subject to the risk that a company may make business decisions with which the Fund disagrees, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Fund’s interests. Due to the lack of liquidity of such private investments, the Fund may not be able to dispose of its investments in the event it disagrees with the actions of a portfolio company and may therefore suffer a decrease in the value of the investment.

Private Company Liquidity Risk.  Securities issued by private companies are typically illiquid.  If there is no readily available trading market for privately issued securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded.

Private Company Valuation Risk. There is typically not a readily available market value for the Fund’s private investments. The Fund values private company investments  in accordance with valuation guidelines adopted by the Board of Trustees, that the Board of Trustees believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines.  The Fund is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. Valuation of private company investments may involve application of one or more of the following factors: (i) analysis of valuations of  publicly traded companies in a similar line of business, (ii) analysis of valuations for comparable merger or acquisition transactions, (iii) yield analysis and (iv) discounted cash flow analysis.  Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Fund may realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of the Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund’s other investments. The Fund’ net asset value could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.

Private Debt Securities Risk.  Private companies in which the Fund invests may be unable to meet their obligations under debt securities held by the Fund, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment.  Private companies in which the Fund will invest may have, or may be permitted to incur, other debt that ranks equally with, or senior to, debt securities in which the Fund invests.  Privately issued debt securities are often of below investment grade quality and frequently are unrated.  “See Risks–Debt Securities Risks.”

Reliance on the Advisor Risk.  The Fund may enter into private investments identified by the Advisor, in which case the Fund will be more reliant upon the ability of the Advisor to identify, research, analyze, negotiate and monitor such investments, than is the case with investments in publicly traded securities.  As little public information exists about many private companies, the Fund will be required to rely on the Advisor’s diligence efforts to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies.  The costs of diligencing, negotiating and monitoring private investments will be borne by the Fund, which may reduce the Fund’s returns.

Co-Investment Risk. The Fund may also co-invest in private investments sourced by third party investors, such as private equity firms.  While the Advisor will conduct independent due diligence before entering into any such investment, the Fund’s ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction.  To the extent that the lead investor in such a co-investment opportunity assumes control of the management of the private company, the Fund will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also on the lead investor’s ability to successfully oversee the operation of the company’s business.  The Fund’s ability to dispose of such investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude the Fund from selling such investment. Often the Fund may exit such investment only in a transaction, such as an initial public offering or sale of the company, on terms arranged by the lead investor.  Such investments may be subject to additional valuation risk, as the Fund’s ability to accurately determine the fair value of the investment may depend upon the receipt of information from the lead investor.  The valuation assigned to such an investment through application of the Fund’s valuation procedures may differ from the valuation assigned to that investment by other co-investors.

Risks Associated with Direct Investment in Energy Infrastructure Assets.  The Fund may invest in entities formed to hold particular energy infrastructure assets.  Such investments will be dependent upon the success of third-party operators retained by the investors, including the Fund, to manage such assets.  Such investments may subject the Fund to increased operational risks associated with the operation of infrastructure assets.  Investments in infrastructure assets may be subject to greater risks associated with their illiquidity and valuation.

Greenfield Projects Risks.  Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company’s existing assets. The Fund may invest in the equity of greenfield projects or the secured debt of greenfield projects. However, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. Greenfield projects involve less investment risk than typical private equity financing arrangements. The primary risk involved with greenfield projects is execution risk or construction risk. Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists should changes

Private Company Competition Risk.  Many entities may potentially compete with the Fund in making private investments.  Many of these competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Fund. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. As a result of this competition, the Fund may not be able to pursue attractive private investment opportunities from time to time.

Cash Flow Risk.  The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs and infrastructure companies.  The amount and tax characterization of cash available for distribution will depend upon the amount of cash generated by such entity’s operations.  Cash available for distribution may vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations.  In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP or infrastructure company has available for distribution in a given period.

Valuation Risk. Market prices generally will be unavailable for some of the Fund’s investments, including MLP subordinated units, direct ownership of general partner interests, restricted or unregistered securities of certain MLPs (including private MLPs) and other private issuers.  The value of such investments will be determined by fair valuations determined by the Board of Trustees or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the

Board of Trustees.  Proper valuation of such investments may require more reliance on the judgment of the Advisor than for valuation of securities for which an active trading market exists.  In calculating the Fund’s net asset value, the Fund will account for deferred tax assets or liabilities, which reflect taxes on unrealized gains or losses, which are attributable to the temporary differences between fair market value and tax basis of the Fund’s assets, the net tax effects of temporary differences between the carrying amounts of the Fund’s assets and liabilities for financial reporting purposes relative to the amounts used for income tax purposes and the net tax benefit of accumulated net operating losses and capital losses.  A deferred tax liability is recognized for temporary differences that will result in taxable amounts in future years.  A deferred tax asset is recognized for temporary differences that will result in deductible amounts in future years and for carryforwards.  A deferred tax asset may be used to reduce a subsequent period’s income tax expense, subject to certain limitations.  To the extent the Fund has a deferred tax asset, the Fund will periodically assess whether a valuation allowance is required, considering all positive and negative evidence related to the realization of the deferred tax asset.  The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability.  Such estimates are made in good faith.  From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax asset or liability.  Modifications of such estimates or assumptions or changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share.

Debt Securities Risks.

Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

Interest Rate Risk.  Interest rate risk is the risk that debt securities will decline in value because of a rise in market interest rates.  When market interest rates rise, the market value of such securities generally will fall.  The net asset value and market price of the Common Shares will tend to decline as a result of the Fund’s investment in such securities if market interest rates rise.  During periods of declining interest rates, the issuer of a debt security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.  This is known as call or prepayment risk.  Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity.  An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.  During periods of rising interest rates, the average life of certain types of securities may be extended because of a lower likelihood of prepayments.  This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security.  This is known as extension risk.  In typical interest rate environments, prices of debt securities with longer maturities generally fluctuate more in response to changes in interest rates than do the prices of debt securities with shorter-term maturities.  Because the

Fund may invest a portion of its assets in debt securities without regard to their maturities, to the extent the Fund invests in debt securities with longer maturities, the net asset value and market price of the Common Shares would fluctuate more in response to changes in interest rates than if the Fund were to invest such portion of its assets in shorter-term debt securities.  Market interest rates for investment grade debt securities in which the Fund may invest are significantly below historical average rates for such securities.  Interest rates below historical average rates may result in increased risk that these rates will rise in the future (which would cause the value of the Fund’s net assets to decline) and may increase the degree to which asset values may decline in such events.

Lower Grade Securities Risk.  The Fund may invest in debt securities rated below investment grade (that is, rated Ba or lower by Moody’s, BB or lower by S&P or comparably rated by another statistical rating organization) or, if unrated, determined by the Advisor to be of comparable credit quality.  Below investment grade securities are commonly referred to as  “high yield” securities or “junk bonds.” Investment in securities of below investment grade quality involves substantial risk of loss.  Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments.  Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment.  The market values for debt securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.  The ratings of Moody’s, S&P and Fitch generally represent their opinions as to the quality of the bonds they rate.  It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk and liquidity of the securities.  Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating.  Bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

Reinvestment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer of the debt instrument to prepay principal prior to the debt instrument’s stated maturity. This is also sometimes known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in the Fund’s portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

Preferred Securities Risks.  There are special risks associated with investing in preferred securities. Preferred securities may contain provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer.  Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments. Preferred securities may be  less liquid than many other securities, such as common stocks. See “Preferred Securities Risks.”

Convertible Instruments Risk.  The Fund may invest in convertible instruments. A convertible instrument is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common shares of the same or a different issuer within a particular period of time at a specified price or formula. Convertible debt instruments have characteristics of both debt and equity investments. Convertible instruments are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with debt securities. See “Convertible Securities Risk.”

Foreign Securities Risk.  Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers.  Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States.  Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments.  There may be difficulty in obtaining or enforcing a court judgment abroad.  In addition, it may be difficult to effect repatriation of capital invested in certain countries.  In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  There may be less publicly available information about a foreign company than a U.S. company.  Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies.  Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss.  In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

The Fund’s investments in foreign securities may include ADRs.  ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets.  While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.  In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Derivatives Risks.  The Fund may, but is not required to, utilize derivatives transactions, including transactions involving futures contracts, options and over-the-counter derivatives contracts, for purposes such as to seek to earn income or enhance total return, facilitate portfolio management and mitigate risks.  The use of derivatives transactions to earn income or enhance total return may be particularly speculative.  Participation in derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  If the Advisor’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.  See “Risks—Derivatives Risks.”

Counterparty Risk.  The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. See “Risks—Counterparty Risk.”

Other Investment Funds Risk.  The Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds.  As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment advisory fees with respect to the assets so invested.  Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.  In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this prospectus. To the extent the Fund invests in exchange-traded funds or other investment companies that seek to track a specified index, such investments will be subject to tracking error risk.

ETNs Risk.  Exchange-traded notes (“ETNs”) are subject to the risk that the sponsoring institutions will be unable to pay their obligations as well as the risks associated with investing in the securities that comprise the relevant index. See “Risks—ETN Risk.”

Financial Leverage Risk.  Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses.  If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund’s return will be greater than if Financial Leverage had not been used.  Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used.  Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value, market price and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Financial Leverage that the Fund must pay will reduce the return to Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.  It is also possible that the Fund will be required to sell assets, possibly at a loss (or at a gain which could give rise to corporate level tax), in order to redeem or meet payment obligations on any leverage.  Such a sale would reduce the Fund’s net asset value and also make it difficult for the net asset value to recover.  The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.  Because the fees received by the Advisor are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Advisor has a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Advisor and Common Shareholders.  There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.  If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on Common Shares at historical levels and Common Shareholders will bear any costs associated with selling portfolio securities.

Competition Risk.  Recently alternative vehicles for investment in a portfolio of MLPs and their affiliates, including other publicly traded investment companies and private funds, have emerged. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund’s ability to meet its investment objective.

Affiliated Transaction Restrictions.  The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Advisor), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, the Fund and any portfolio company that the Fund controls are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any trustees or officers of the Fund, the Advisor or any entity controlled or advised by any of them. These restrictions also generally prohibit the Fund’s affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to the Fund or any portfolio company controlled by the Fund certain securities or other property and from lending to and borrowing from the Fund or any portfolio company controlled by the Fund monies or other properties. The Fund and its affiliates may be precluded from co-investing in private placements of securities, including in any portfolio companies controlled by the Fund. The Fund, its affiliates and portfolio companies controlled by the Fund may from time to time engage in certain joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain positions promulgated by the SEC. There can be no assurance that the Fund would be able to satisfy these conditions with respect to any particular transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions or the type of investments that the Fund could make.

Potential Conflicts of Interest of the Advisor.  The Advisor provides an array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. For example, the Advisor may provide investment management services to other funds and accounts that follow investment objectives similar to that of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, the Advisor may have to allocate a limited investment opportunity among its clients. The Advisor has adopted policies and procedures designed to address such situations and other potential conflicts of interests.

Portfolio Turnover Risk.  The Fund’s portfolio turnover rate may vary greatly from year to year.  The Fund cannot predict its annual portfolio turnover rate with accuracy.  Portfolio turnover rate will not be considered as a limiting factor in the execution of the Fund’s investment decisions.  High portfolio turnover may result in the Fund’s recognition of gains that will be taxable as ordinary income and may increase the Fund’s current and accumulated earnings and profits, which will result in a greater portion of distributions to Common Shareholders being treated as dividends.  Additionally, high portfolio turnover results in correspondingly higher brokerage commissions and transaction costs borne by the Fund.

Short Sales Risk.  The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.  The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced, which will be expenses of the Fund.

Repurchase Agreement Risk.  A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses.  In such an event, the Fund would subject to risks associated with possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto, possible lack of access to income on the underlying security during this period, and expenses of enforcing its rights. In addition, the exercise of the Fund’s right to liquidate the collateral underlying the repurchase agreement could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreement Risk.  Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed.  In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.

Securities Lending Risk.  The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Delay in Investing the Proceeds of this Offering.  Although the Fund currently intends to invest the proceeds from any sale of the Common Shares offered hereby as soon as practicable following the completion of such offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for MLPs and infrastructure company shares may at times be less liquid than the market for other securities. Prior to the time the proceeds of this offering are invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in MLPs or infrastructure company securities. Income received by the Fund from these securities would subject the Fund to corporate tax before any payment of distributions to Common Shareholders. As a result, the return and yield on the Common Shares following any offering pursuant to this prospectus may be lower than when the Fund is fully invested in accordance with its objective and policies. See “Use of Proceeds.”

Market Disruption and Geopolitical Risk.  Recent and continuing U.S. military operations in Iraq and Afghanistan, instability in the Middle East and terrorist attacks in the United States and around the world have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties or deterioration in the United States and worldwide. The Advisor does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.  Global political and economic instability could affect the operations of MLPs and infrastructure companies in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. Recent political and military instability in a variety of countries throughout the Middle East and North Africa has heightened these risks.

Recent Market and Economic Developments.  Global financial markets have experienced periods of unprecedented turmoil.  The debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things.  These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.  These events contributed to severe market volatility and caused severe liquidity strains in the credit markets.  Volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

Recently markets have witnessed more stabilized economic activity as expectations for an economic recovery increased.  However, risks to a robust resumption of growth persist. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, have begun to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. A return to unfavorable economic conditions or sustained economic slowdown may place downward pressure on oil and natural gas prices and may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect the Fund.  MLPs that have historically relied heavily on outside capital to fund their growth have been impacted by the contraction in the capital markets.  The continued recovery of the MLP sector is dependent on several factors, including the recovery of the financial sector, the general economy and the commodity markets.

The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide.  The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio.  The Advisor does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets in the Fund’s portfolio.  The Advisor intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.  Given the risks described above, an investment in Common Shares may not be appropriate for all prospective investors.  A prospective investor should carefully consider his or her ability to assume these risks before making an investment in the Fund.

Legislation and Regulation Risk.  The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in significant revisions to the U.S. financial regulatory framework.  The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans.  The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect MLPs and other issuers in which the Fund invests that utilize derivatives strategies for hedging or other purposes.  The ultimate impact of the Dodd-Frank Act, and resulting regulation, is not yet certain and issuers in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unforeseeable.
In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund. The Advisor cannot predict the effects of these regulations on the Fund’s portfolio. The Advisor intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Certain lawmakers support an increase in federal revenue as a component of a plan to address the growing federal budget deficit. Also, comprehensive federal tax reform is the subject of political attention. There can be no assurance that any change in federal tax law will not adversely affect MLPs and other issuers in which the Fund invests or the Fund itself. At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets.  Changing approaches to regulation may have a negative impact on entities in which the Fund invests.  There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the assets held in the Fund to achieve their business goals, and hence, for the Fund to achieve its investment objective.

Anti-Takeover Provisions.  The Fund’s Certificate of Trust, Agreement and Declaration of Trust and Bylaws (the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.  These provisions could have the effect of depriving Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents.”
Anti-Takeover Provisions in the Fund’s Governing Documents
The Fund’s Agreement and Declaration of Trust and Bylaws (the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.  These provisions could have the effect of depriving Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.  See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents” and “Risks—Anti-Takeover Provisions.”

Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent
              serves as the custodian of the Fund’s assets pursuant to a custody agreement.  Under the custody agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act.  For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.               is located at             .

             serves as administrator to the Fund.  Pursuant to an administration agreement,              is responsible for             .  For its services, the administrator will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund.               is located at             .
             serves as the Fund’s transfer agent, registrar and dividend disbursing agent for the Common Shares.               is located at             .

SUMMARY OF FUND EXPENSES

The purpose of the table and the example below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly.  The table below and expenses shown assume that the Fund issues Financial Leverage in the form of Borrowings in an amount equal to    % of the Fund’s total assets (after issuance) and shows Fund expenses as a percentage of net assets attributable to Common Shares.  Footnote 3 to the table also shows Fund expenses as a percentage of net assets attributable to Common Shares but assumes no use of Financial Leverage by the Fund.  The following table and example should not be considered a representation of the Fund’s future expenses.  Actual expenses may be greater or less than shown.

Shareholder Transaction Expenses

Sales load (as a percentage of offering price)%
Offering expenses borne by the Fund (as a percentage of offering price)(1)%
Dividend Reinvestment Plan fees(2)	None

Annual Expenses	Percentage of Net Assets Attributable to Common Shares (Assumes Use of Financial Leverage) (4)
Management fees	%
Interest payments on borrowed funds(3)%
Other expenses(5)%
Total annual expenses	%

(1)
The Advisor has agreed to pay (i) all organizational costs of the Fund and (ii) offering costs of the Fund (other than the sales load) that exceed $     per share of Common Shares (    % of the offering price).  Assuming the Fund issues            Common Shares, offering expenses (other than sales load) to be paid by the Fund are estimated to be $    .

(2)	You will pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(3)
Assumes a cost on leveraging of     %. This rate is an estimate and may differ based on varying market conditions that may exist at the time leverage is utilized and depending on the type of leverage used. If the Fund leverages in an amount greater than      % of Managed Assets, this amount could increase.

(4)
The table presented in this footnote estimates what the Fund’s annual expenses would be, stated as percentages of the Fund’s net assets attributable to Common Shares but, unlike the table above, assumes that the Fund does not utilize any other form of Financial Leverage.  In accordance with these assumptions, the Fund’s expenses would be estimated as follows:

Annual Expenses	Percentage of Net Assets Attributable to Common Shares (assumes no Financial Leverage)
Management fees	%
Interest payments on borrowed funds	None
Other expenses	%
Total annual expenses	%

(5)
The “Other expenses” shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations unless otherwise indicated and assume that the Fund issues approximately               Common Shares.  If the Fund issues fewer Common Shares, all other things being equal, the Fund’s expense ratio as a percentage of net assets attributable to Common Shares would increase.

Example

The following example illustrates the expenses (including the sales load of $     and estimated expenses of this offering of $    ) that you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of     % of net assets attributable to Common Shares and (2) a 5% annual return*:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$

*
The example should not be considered a representation of future expenses or returns.  Actual expenses may be higher or lower than those assumed.  Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example.  The example assumes that the estimated “Other expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value.

THE FUND

Center Coast MLP & Infrastructure Fund (the “Fund”) is a newly-organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund was organized as a statutory trust on May 3, 2013, pursuant to a Certificate of Trust, and is governed by the laws of the State of Delaware.  As a newly-organized entity, the Fund has no operating history.  Its principal office is located at 1100 Louisiana Street, Suite 5025, Houston, Texas 77002, and its telephone number is (713) 759-1400.  Center Coast Capital Advisors, LP (“Center Coast” or the “Advisor”) serves as the Fund’s investment advisor.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $           ($             if the underwriters exercise the overallotment option in full) after payment of the estimated offering costs.  The Fund will pay all of its offering costs up to $     per Common Share, and the Advisor has agreed to pay (i) all of the Fund’s organizational costs, and (ii) offering costs of the Fund (other than sales load) that exceed $     per Common Share.  The Fund will invest the net proceeds of the offering in accordance with its investment objective and policies as stated below.  As a result of the size of the MLP market and the limited liquidity of certain MLP securities, it may take a period of time before the Fund can accumulate positions in such securities.  It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within three months after the completion of the offering.  Pending such investment, it is anticipated that the proceeds will be invested in cash, cash equivalents and other securities.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to provide a high level of total return with an emphasis on distributions to shareholders. The Fund’s investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  The Fund cannot ensure investors that it will achieve its investment objective.

Principal Investment Policies

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships (“MLPs”) and energy infrastructure companies.  Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined in this prospectus) in securities of MLPs and infrastructure companies.

Entities commonly referred to as master limited partnerships or MLPs are generally organized under state law as limited partnerships or limited liability companies and treated as partnerships for U.S. federal income tax purposes. The Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general or limited partner or managing member interests in MLPs, securities that represent indirect investments in MLPs, including I-Shares (which represent an ownership interest issued by an affiliated party of a MLP) and debt securities of MLPs.

Infrastructure companies include companies that own or operate infrastructure assets (as described herein) or that are involved in the development, construction, distribution, management, ownership, operation or financing of infrastructure assets.  The Fund considers a company to be an energy infrastructure company  if: (i) at least 50% of its assets, income, sales or profits are committed to or derived from operations related to infrastructure assets; or (ii) a third party classification has given the company an industry or sector classification consistent with the infrastructure company designation.  Infrastructure assets consist of those assets which provide the underlying foundation of basic services, facilities and institutions, including the production, processing, storage, transportation, manufacturing, servicing and distribution of oil and gas, petrochemicals and other energy resources, physical structures, networks, systems of transportation and water and sewage.  The Fund anticipates that the infrastructure companies in which it will invest will consist primarily of companies that (i) own or operate, or are involved in the development, construction, distribution, management, ownership, operation or financing of, infrastructure assets within the energy sector, or (ii) provide material products or services to companies operating in the energy sector (collectively "energy infrastructure companies").

The Fund may invest up to 20% of its Managed Assets in unregistered, restricted or otherwise illiquid securities, including securities issued by private companies. At any given time the Fund anticipates making investments in a limited number of carefully selected private company investment that the Fund may need to hold for several years.  The Fund may invest in equity securities or debt instruments, including debt instruments issued with warrants to purchase equity securities or that are convertible into equity securities, of private companies.  The Fund’s private company investments may include investments in entities formed to hold particular energy infrastructure assets.  The Fund may enter into private company investments identified by the Advisor or may co-invest in private company investment opportunities owned or identified by other third party investors, such as private equity firms. However, the Fund will not invest in private equity funds or other privately offered pooled investment funds.

The Fund may invest up to 10% of its Managed Assets in securities of issuers located outside of North America.

The Fund may invest up to 10% of its Managed Assets in debt securities, including debt securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s Ratings Group (“S&P”) or comparably rated by another statistical rating organization) or, if unrated, determined by the Advisor to be of comparable credit quality. Below investment grade securities, which are commonly referred to as  “high yield” securities or “junk bonds”  are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due.

These policies may be changed by the Fund’s board of trustees (the “Board of Trustees”), but no change is anticipated.  If the Fund’s policy with respect to investing at least 80% of the Managed Assets of the Fund in securities of MLPs and infrastructure companies (the “80% Policy”) changes, the Fund will provide shareholders at least 60 days’ notice before implementation of the change.

Except as otherwise noted, all percentage limitations set forth in this prospectus and the Statement of Additional Information (“SAI”) apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.

Investment Process

The Advisor combines energy sector operational expertise with financial market expertise to identify investments in securities of MLP and energy infrastructure companies.  The Advisor seeks to draw upon its unique experience to conduct thorough due diligence from an owner-operator perspective, utilizing its extensive network of relationships to identify both public and private MLP and energy infrastructure company investment opportunities.  The Advisor’s due diligence process includes financial and valuation analysis centered on quantitative factors including cash flow, yield and relative valuation to establish a valuation target.  Next the Advisor evaluates asset quality, considering factors such as contract structure, operating risk, competitive environment and growth potential.  The Advisor also assesses management quality drawing on its previous experience with many of the management teams to evaluate their financial discipline, level of general partner support, operational expertise and strength of their business plan and their ability to execute it.  Included in the diligence process is also an assessment of trading dynamics, including liquidity, identity and concentration of large holders, equity overhang and float.  Upon completion of the due diligence process, the Advisor selects investments for inclusion in its core portfolio based on attractive valuations, durable cash flows and transparent and realizable growth opportunities.

In addition to a core portfolio of MLP and energy infrastructure company investments, the Advisor may invest a portion of its portfolio in shorter-term investments.  These opportunistic transactions may be based on the Advisor’s view of factors including, but not limited to, market dislocations, projected trading demand imbalances, short-term market catalysts, commodity price volatility and interest rates and credit spreads along with other issuer-specific developments.

Historically, the Advisor has focused on energy midstream companies that are able to demonstrate durable, long term cash flows. Although the Advisor may from time to time take opportunistic positions in other energy

MLPs and energy infrastructure companies with more variable cash flows, generally it seeks to make core investments in MLPs and infrastructure companies that have (i) traditional fee-based businesses, (ii) high barriers to entry, (iii) low direct commodity price exposure and (iv) low demand elasticity or the potential for demand destruction. Examples include interstate pipelines, intrastate pipelines with long-term contracts and diversified revenue streams, and crude and gas storage and terminal facilities.

In addition, the Fund intends to allocate a portion of its portfolio to private investment opportunities.  At any given time the Fund anticipates making investments in a limited number of carefully selected private investments that the Fund may need to hold for several years.  The Advisor believes it is uniquely positioned to source and analyze private investment opportunities sourced directly or co-investment opportunities made available to the Advisor by private equity firms or other sources. The breadth of Advisor personnel’s mergers and acquisitions background provides for a network of deep relationships with investment banking groups, management teams, private equity firms and significant shareholders seeking liquidity.  The Fund’s private investments may include investments in entities formed to hold particular energy infrastructure assets. Many of the private investment opportunities are centered around assets or companies which may not have a great deal of publicly available information.  The experience of the Advisor’s senior professionals in owning and operating midstream and energy infrastructure assets gives it the unique ability to assess the operating environment of private investment opportunities including, but not limited to, competitive environment, contract structure and operating risk.

THE FUND’S INVESTMENTS

Master Limited Partnerships

Entities commonly referred to as master limited partnerships or MLPs are generally organized under state law as limited partnerships or limited liability companies and treated as partnerships for U.S. federal income tax purposes.  The securities issued by many MLPs are listed and traded on a securities exchange.  If publicly traded, to qualify as a master limited partnership the entity must receive at least 90% of its income from qualifying sources as set forth in the Internal Revenue Code of 1986, as amended (the “Code”).  These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or carbon dioxide.

MLPs typically are structured as limited partnerships and have two classes of interests — general partner interests and limited partner interests.  Both classes of owners are governed by the terms of a limited partnership agreement establishing their respective rights with regard to the income and liabilities of the MLP.  The general partner typically controls the operations and management of the MLP through an equity interest in the MLP (typically up to 2% of total equity) and will be eligible to receive incentive distributions that increase based on specified profit targets attained by the MLP.  Limited partners own the remainder of the MLP and have a limited role in the MLP’s operations and management.  Likewise, limited partners receive periodic distributions (usually quarterly) on a pre-tax basis until the unitholder sells its ownership interest in the MLP. Common units and general partner interests also generally accrue arrearage rights to the extent certain distribution payment schedules are not met, but the subordinated units generally do not accrue such arrearages.  MLPs often have two classes of limited partner interests — common units and subordinated units.  The general partner of the MLP is typically owned by an energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties.  The general partner interest may be held by either a private or publicly traded corporation or other entity.  In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) of the MLP in addition to its general partner interest in the MLP.  The Fund may invest in general partner or limited partner  interests of MLPs.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”).  Common units also accrue arrearages in distributions to the extent the MQD is not paid.  Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages.  Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis.  Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution.  The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business of the MLP in a manner which results in distributions paid per unit surpassing specified target levels.  As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions.  A common arrangement provides that the IDRs can reach a tier where the holder of the IDR receives 48% of every incremental dollar paid to partners.  These IDRs encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the MLP’s cash flow and raise the quarterly cash distribution in order to reach higher tiers.  Such results benefit all security holders of the MLP.

MLPs structured as limited liability companies also issue common and subordinated units. However, rights afforded to interest holders in a limited liability company (called “members”) vary from those granted under the limited partnership ownership structure, in that limited liability company members typically have broader voting rights than LPs in a limited partnership.  Limited liability company common units represent an equity ownership interest in an MLP, entitling the holders to a share of the MLP’s assets through distributions and/or capital appreciation. Limited liability company MLPs generally have only one class of equity, but in cases where there are subordinated classes, common unitholders generally have preferential distribution rights relative to rights held by subordinated unitholders, as well as arrearage rights if certain distribution payment schedules are not met. In the event of liquidation, limited liability company common unitholders have a right to the MLP’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. Limited liability company common units may trade on a national securities exchange or over-the-counter.  In contrast to limited partnerships, limited liability companies have no general or limited partner and often there are no incentive distribution rights, like those that most limited partnerships have, which entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, limited liability company common unitholders typically have voting rights with respect to the limited liability company, whereas limited partnership common unitholders generally have limited voting rights.

MLPs currently operate primarily within the energy sector.  The Fund expects to initially focus its investments in “midstream” MLPs.  Midstream MLPs are engaged in the treating, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids (including propane, ethane, butane and natural gasoline), crude oil, refined petroleum products (including gasoline, diesel fuel and jet fuel), other hydrocarbon by-products and other energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure.  Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids, crude oil or refined petroleum products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.  Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids. Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and natural gas liquids commodities for a portion of revenue.  Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services.

Other MLPs in which the Fund may invest may be classified as upstream MLPs, downstream MLPs, services MLPs, propane MLPs, coal MLPs, marine transportation MLPs or natural resources MLPs.

•
Upstream MLPs are businesses engaged in the exploration, extraction, production and acquisition of natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs.  An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids, crude oil and coal produced and the demand for and price of such commodities.  As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted.  Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies, and the exploration and development of existing resources.

•
Downstream MLPs are businesses engaged in refining, marketing and other “end-customer” distribution activities relating to refined energy sources, such as: customer-ready natural gas, propane and gasoline; the production and manufacturing of petrochemicals including olefins, polyolefins, ethylene and similar co-products as well as intermediates and derivatives; and the generation, transmission and distribution of power and electricity.

•
Services MLPs are engaged in the provision of services to energy-related businesses, such as oilfield services companies, which  provide services to the petroleum exploration and production industry but do not produce or distribute petroleum themselves, gas compression companies and producers and providers of sand used in hydraulic fracturing.

•
Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers.  Propane serves approximately 5% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines.  Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season.  Propane MLPs have utility type functions similar to electricity and natural gas.

•
Coal MLPs are engaged in the owning, leasing, managing, and production and sale of various grades of steam and metallurgical coal.  The primary use of steam coal is for electrical generation, as a fuel for steam-powered generators by electrical utilities.  The primary use of metallurgical coal is in the production of steel.

•
Marine transportation MLPs provide transportation and distribution services for energy-related products through the ownership and operation of several types of vessels, such as crude oil tankers, refined product tankers, liquefied natural gas tankers, tank barges and tugboats.  Marine transportation plays in important role in domestic and international trade of crude oil, refined petroleum products, natural gas liquids and liquefied natural gas and is expected to benefit from future global economic growth and development.  Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

•	Natural resources MLPs include MLPs principally engaged in owning or developing non-energy natural resources, including timber and minerals.

Legislation has been introduced that, if signed into law, would expand the definition of  definition of “qualifying income” under the Code so that companies  that derive their income from clean and renewable energy resources, such as solar energy, windy energy, hydropower and certain bio fuels, could be treated as MLPs. While the Fund and the Advisor cannot predict whether, or in what form, such legislation will be enacted, in the event that is enacted, the Fund may seek to invest in such renewables MLPs.

MLP Equity Securities

The Fund may invest in any type of  MLP equity security.  The following summarizes in further detail certain features of equity securities of MLPs in which the Fund may invest.

Common Units.  Common units represent a limited partnership interest in a MLP and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions (such as changes in interest rates) and the success of the MLP.  The Fund intends to purchase common units in market transactions as well as in primary issuances directly from the MLP or other parties in private placements.  Unlike owners of common stock of a corporation, owners of common units typically have limited voting rights and, in most instances, have no ability to annually elect directors.  The MLPs in which the Fund will invest generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions.  Common units have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights.  In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.  MLPs also issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units.  MLPs also may issue new classes of units, such as class B units, that contain distinct structural modifications. For example, a new class of equity could be used to issue securities that do not receive a distribution for some specified period before converting into standard common units.

Subordinated Units.  Subordinated units are typically issued by an MLP to its original sponsors, such as its founders, management team, corporate general partners, entities that sell assets to the MLP and outside investors such as the Fund.  Subordinated units have similar limited voting rights as common units and are generally not listed on an exchange nor publicly traded.  The Fund will typically purchase subordinated units through negotiated transactions directly with holders of such units or newly-issued subordinated units directly from the issuer.  Holders of subordinated units are generally entitled to receive MQD after payments to holders of common units have been satisfied and prior to incentive distributions to the GP or managing member.  Unlike common units, subordinated units do not have arrearage rights.  In the event of liquidation, common units and general partner interests have priority over subordinated units.  Subordinated units typically convert into common units basis after certain time periods and/or performance targets have been satisfied.  MLPs may issue different classes of subordinated units that may have different voting, trading, and distribution rights.  The Fund may invest in different classes of subordinated units.  The purchase or sale price of subordinated units is generally tied to the common unit price less a discount.  The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors.

Preferred Units.  Preferred units are typically not listed on an exchange or publicly traded.  The Fund will typically purchase preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units.  Holders of preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

General Partner Interests.  General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, management team, corporate general partners, entities that sell assets to the MLP and outside investors such as the Fund.  A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest.  General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP.  General partner interests themselves are typically not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement.  In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partnership unitholders increase to certain prescribed levels. General partner interests generally cannot be converted into common units.  The general partner interest can be redeemed by the MLP if the unitholders of the MLP choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Incentive Distribution Rights.  Holders of IDRs are entitled to a larger share of the cash distributions after the distributions to common unit holders meet certain prescribed levels.  IDRs are generally attributable to the holder’s other equity interest in the MLP and permit the holder to receive a disproportionate share of the cash distributions above stated levels.

I-Shares.  The Fund may invest in I-Shares or other securities issued by affiliates of MLPs.  I-Shares represent an ownership interest issued by an affiliated party of an MLP.  The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units.  I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions.  However, rather than receiving cash, the MLP affiliate holding i-units receives distributions in the form of additional i-units in an amount equal to the cash distributions received by the holders of common units.  Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions.  I-Shares themselves have limited voting rights which are similar to those applicable to common units.  The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes.  I-Shares are typically listed and traded on a U.S. securities exchange.

Equity Securities of MLPs Structured as Limited Liability Companies.  As discussed above, MLP common units represent an equity ownership interest in an MLP, entitling the holder to a share of the MLP’s success through distributions and/or capital appreciation. MLP subordinated units are a separate class of limited liability company interests, and the rights of holders of subordinated units to participate in distributions to unitholders differ from, and are subordinated to, the rights of the holders of common units. Unlike common units, subordinated units generally are not publicly traded.

Equity Securities of General Partner Holding Companies.  General partner holding companies own partnership interests, including the general partner interest, in publicly traded MLPs. These companies generally do not own separate operating assets directly, and therefore rely on the distributions on the MLP interests they own as their primary means of cash flow. Publicly traded general partner holding companies are structured as corporations, limited partnerships and limited liability companies. As such, the Fund’s investments in general partner holding companies may be in the form of common stock or common units. general partner holding companies generally do not have incentive distribution rights or subordinated units.

Energy Infrastructure Companies

Infrastructure companies include companies that own or operate infrastructure assets (as described herein) or that are involved in the development, construction, distribution, management, ownership, operation or financing of infrastructure assets.  For purposes of the Fund’s 80% Policy, the Fund considers a company to be an infrastructure company if: (i) at least 50% of its assets, income, sales or profits are committed to or derived from operations related to infrastructure assets; or (ii) a third party classification has given the company an industry or sector classification consistent with the infrastructure company designation.  Infrastructure assets consist of those assets which provide the underlying foundation of basic services, facilities and institutions, including the production, processing, storage, transportation, manufacturing, servicing and distribution of oil and gas, petrochemicals and other energy resources, physical structures, networks, systems of transportation and water and sewage.

Energy infrastructure companies own or operate, or are involved in the development, construction, distribution, management, ownership, operation or financing of, infrastructure assets within the energy sector, or provide material products or services to companies operating in the energy sector.  Energy infrastructure companies in which the Fund will invest may include companies involved in (i) exploration, development, production, gathering, treating, transportation, processing, fractionation, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, petrochemicals, plastics and other hydrocarbon products,  coal or other natural resources used to produce energy sources, (ii) provision of services and logistics with respect to the foregoing activities, and/or (iii) generation, transmission, sale or distribution of electric energy.

Unregistered, Restricted and Illiquid Securities

The Fund may invest up to 20% of its Managed Assets in unregistered securities, restricted securities and securities for which there is no readily available trading market or that are otherwise illiquid. The Fund may invest in unregistered securities of public and private issuers. Illiquid securities include securities legally restricted as to resale, securities for which there is no readily available trading market or that are otherwise illiquid. The Fund may acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.  Certain restricted securities may, however, be treated as liquid by the Advisor pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in restricted securities for which there is a limited trading market, such as Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

PIPEs and other Privately Placed Securities Issued by Public Companies.  The Fund may invest in private investments in public equities (“PIPEs”) transactions and in other unregistered or otherwise restricted securities issued by public MLPs and infrastructure companies, including unregistered MLP preferred units. The Advisor expects most such private securities to be liquid within six to nine months of funding, but may also invest in other private securities with significantly longer or shorter restricted periods.  PIPEs involve the direct placement of equity securities to a purchaser such as the Fund. Equity securities issued in this manner is often unregistered and therefore less liquid than equity issued through a public offering. Such private equity offerings provide issuers greater flexibility in structure and timing as compared to public offerings.

Private Company Investments.  At any given time the Fund anticipates making investments in a limited number of carefully selected private company investments that the Fund may need to hold for several years.  The Fund may invest in equity securities or debt instruments, including debt instruments issued with warrants to purchase equity securities or that are convertible into equity securities, of private companies.  The Fund’s private company investments may include investments in entities formed to hold particular energy infrastructure assets.  The Fund may enter into private company investments identified by the Advisor or may co-invest in private company investment opportunities owned or identified by other third party investors, such as private equity firms.  However, the Fund will not invest in private equity funds or other privately offered pooled investment funds.

Debt Securities

The Fund may invest up to 10% of its Managed Assets in debt securities.  Debt securities in which the Fund may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.  Certain debt securities are “perpetual” in that they have no maturity date.  Certain debt securities are zero coupon bonds.  A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation.  The Fund may invest in debt securities without regard for their maturity.   Investments in debt securities of MLPs or infrastructure companies are included for purposes of the Fund’s 80% Policy.

The Fund may invest in debt securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s Ratings Group (“S&P”) or comparably rated by another statistical rating organization) or, if unrated, determined by the Advisor to be of comparable credit quality.  These debt securities are commonly referred to as “high yield” securities or “junk bonds.”  Issuers of securities rated Ba1/BB+ are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity.  Debt securities rated Baa3 or BBB- or above are considered “investment grade” securities.  Debt securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility.  Debt securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad.

A general description of Moody’s, S&P’s and Fitch’s ratings of bonds is set forth in Appendix A to the SAI.  The ratings of Moody’s, S&P and Fitch generally represent their opinions as to the quality of the bonds they rate.  It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk and liquidity of the securities.  Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.  See “Risks—Below Investment Grade Securities Risk.”

Preferred Stocks

Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics.  The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares.  Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors.  In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid.  A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders.  There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid.  Preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income.  This may be particularly true in the case of companies that have performed below expectations.  If a company’s performance has been poor enough, its preferred stock may trade more like common stock than like other debt securities, which may result in above average appreciation if the company’s performance improves.

Convertible Securities

A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.  A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities generally have characteristics similar to both debt and equity securities.  The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.  Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers.  Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities.  Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Warrants and Rights

The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor for inclusion in the Fund’s portfolio.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”). An ETN is typically an unsecured, unsubordinated debt security issued by a sponsoring institution, which may include a government entity, financial institution or corporation. Similar to other debt securities, ETNs have a maturity date and are backed only by the credit of the sponsoring institution. The returns of ETNs are usually linked to the performance of securities or market indices, less investor fees and all other costs. When an investor buys an ETN, the sponsoring institution promises to pay the amount related to the value of the underlying index, minus fees and all other costs, upon maturity.  To the extent that the Fund invests in ETNs that track indices of MLPs and/or infrastructure companies, the value of such investments will be counted for purposes of the Fund’s 80% Policy.

Foreign Securities

The Fund may invest up to 10% of its Managed Assets in securities of issuers located outside North America. Investments in securities of foreign issuers may include investments in American Depositary Receipts, or “ADRs.” ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere.

Short Sales

The Fund may engage in short sales.  A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.  To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its Managed Assets.  The Fund may also make short sales “against the box” without respect to such limitations.  In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the

Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian.  Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.  The Fund may engage in short sales in connection with paired long-short trades to arbitrage pricing disparities in securities issued by MLPs or between MLPs and their affiliates.

Certain Other Investment Practices

Derivatives Transactions.  The Fund may, but is not required to, use various derivatives transactions in order to earn income or enhance total return, facilitate portfolio management and mitigate risks.  The use of derivatives transactions to earn income or enhance total return may be particularly speculative.  In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and debt indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars.  In addition, derivative transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.  For a more complete discussion of the Fund’s investment practices involving transactions in derivatives and certain other investment techniques, see “Investment Objective and Policies—Derivative Instruments” in the Fund’s SAI.

Other Investment Funds. The Fund may invest up to 10% of its Managed Assets in  securities of other investment funds, including registered closed-end or open-end investment companies, including exchange-traded funds.  The Advisor generally expects that it may invest in other investment funds either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds from an offering of Common Shares or during periods when there is a shortage of attractive securities available in the market.  To the extent that the Fund invests in other investment companies that invest primarily in MLPs and/or  infrastructure companies, the value of such investments will be counted for purposes of the Fund’s 80% Policy.

When Issued, Delayed Delivery Securities and Forward Commitments.  The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved.  In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security.  When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment.  While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.  Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date.  The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Repurchase Agreements.  The Fund may enter into repurchase agreements.  Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities.  Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time.  This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period.  The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights.  The Advisor, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.  The Fund will not enter into repurchase agreements with the Advisor or its affiliates.

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements.  Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash.  At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment.  The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income.  When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets.  As a result, such transactions may increase fluctuations in the market value of the Fund’s assets.  Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage.  Such agreements will be treated as subject to investment restrictions regarding “borrowings.”  If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s cash available for distribution.

Loans of Portfolio Securities.  To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s Managed Assets.  If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral.  As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.  There can be no assurance that borrowers will not fail financially.  On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.  If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled.  As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss.  See “Investment Objective and Policies—Loans of Portfolio Securities” in the Fund’s SAI.

Temporary Defensive Investments

At any time when a temporary defensive posture is believed by the Advisor to be warranted (a “temporary defensive period”), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments.  The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation.  The Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its historical distribution levels.

Portfolio Turnover

The Fund will buy and sell securities to seek to accomplish its investment objective.  It is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, the Fund may engage in active and frequent trading when the Advisor believes such trading is, in light of prevailing economic and market conditions, in the best interests of the Fund’s stockholders.  Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.  Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders.

Investment Restrictions

The Fund has adopted certain other investment limitations designed to limit investment risk.  These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.  See “Investment Restrictions” in the Fund’s SAI for a complete list of the fundamental investment policies of the Fund.

USE OF FINANCIAL LEVERAGE

The Fund currently intends to seek to enhance the level of its current distributions by utilizing financial leverage through borrowing, including loans from financial institutions, or the issuance of commercial paper or other forms of debt (“Borrowings”), through the issuance of senior securities such as preferred shares (“Preferred Shares”), through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing (collectively “Financial Leverage”).  The Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act.  Under the 1940 Act, the Fund may utilize Financial Leverage in the form of Borrowings in an aggregate amount up to 33 1/3% of the Fund’s total assets immediately after such Borrowing and may utilize Financial Leverage in the form of Preferred Shares in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance.  Under current market conditions, the Fund initially intends to utilize Financial Leverage principally through Borrowings from certain financial institutions in an amount equal to 20% to 30% of the Fund’s Managed Assets, including the proceeds of such Financial Leverage.  The Fund may also utilize Borrowings in excess of such limits for temporary purposes such as the settlement of transactions.  So long as the net rate of return on the Fund’s investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Fund’s Common Shares.  Any use of Financial Leverage must be approved by the Board of Trustees.  There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

Borrowings

As noted above, the Fund is authorized to borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as the settlement of transactions.  Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or engage in other Borrowings unless, immediately after the Borrowing, the value of the Fund’s total assets less liabilities other than the principal amount represented by commercial paper, notes or other Borrowings, is at least 300% of such principal amount.  In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by Borrowings, is at least 300% of such principal amount after deducting the amount of such dividend or other distribution.  If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or other Borrowings to the extent necessary to maintain the required asset coverage.

The terms of any such Borrowings may require the Fund to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender.  Any such requirements would increase the cost of such Borrowings over the stated interest rate.  Such lenders would have the right to receive interest on and repayment of principal of any such Borrowings, which right will be senior to those of the Common Shareholders.  Any such Borrowings may contain provisions limiting certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.  Any Borrowings will likely be ranked senior or equal to all other existing and future Borrowings of the Fund.  If the Fund utilizes Borrowings, Common Shareholders will bear the offering costs of the issuance of any Borrowings.

Certain types of Borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements.  Certain Borrowings issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Borrowings.  Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.  It is not anticipated that these covenants or guidelines will impede the Advisor from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

The 1940 Act grants to the lenders to the Fund, under certain circumstances, certain voting rights in the event of default in the payment of interest on or repayment of principal.  Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Preferred Shares

The Fund’s Governing Documents provide that the Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the Common Shares.  Holders of Common Shares have no preemptive right to purchase any

Preferred Shares that might be issued.  Any such Preferred Share offering would be subject to the limits imposed by the 1940 Act.  Under the 1940 Act, the Fund may not issue Preferred Shares unless, immediately after such issuance, it has an “asset coverage” of at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the value of the Fund’s total assets).  For these purposes, “asset coverage” means the ratio of (i) total assets less all liabilities and indebtedness not represented by “senior securities” to (ii) the amount of “senior securities representing indebtedness” plus the “involuntary liquidation preference” of the Preferred Shares.  “Senior security” means any bond, note, or similar security evidencing indebtedness and any class of shares having priority over any other class as to distribution of assets or payment of dividends.  “Senior security representing indebtedness” means any “senior security” other than equity shares.  The “involuntary liquidation preference” of the Preferred Shares is the amount that holders of Preferred Shares would be entitled to receive in the event of an involuntary liquidation of the Fund in preference to the Common Shares.  In addition, the Fund is not permitted to declare any dividend (except a dividend payable in Common Shares), or to declare any other distribution on its Common Shares, or to purchase any Common Shares, unless the Preferred Shares have at the time of the declaration of any such dividend or other distribution, or at the time of any such purchase of Common Shares, an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price.  If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary to maintain asset coverage of any Preferred Shares of at least 200%.  Any Preferred Shares issued by the Fund would have special voting rights and a liquidation preference over the Common Shares.  Issuance of Preferred Shares would constitute Financial Leverage and would entail special risks to Common Shareholders.

If Preferred Shares are outstanding, two of the Fund’s Trustees will be elected by the holders of Preferred Shares, voting separately as a class.  The remaining Trustees of the Fund will be elected by Common Shareholders and Preferred Shares voting together as a single class.  In the unlikely event the Fund failed to pay dividends on Preferred Shares for two years, Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund.  These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.  The Fund has no present intention to issue Preferred Shares.

Effects of Financial Leverage

Assuming (i) the issuance by the Fund of Financial Leverage representing approximately 30% of the Fund’s Managed Assets and (ii) interest costs to the Fund at an average annual rate of     % with respect to such Financial Leverage, then the incremental income generated by the Fund’s portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately     % to cover such interest expense.  Of course, these numbers are merely estimates used for illustration.  The amount of Financial Leverage used by the Fund as well as actual interest expenses on such Financial Leverage will vary.

The following table is furnished pursuant to requirements of the Securities and Exchange Commission (“SEC”).  It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%.  These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be.  The table further reflects the issuance by the Fund of Financial Leverage representing approximately 30% of the Fund’s Managed Assets and (ii) interest costs to the Fund at an average annual rate of     % with respect to such Financial Leverage.  The table does not reflect any offering costs of Common Shares or Financial Leverage.

Assumed portfolio total return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%

Common Share total return	%	%	%	%	%
Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the carrying cost of

Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns.  As required by SEC rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation.  For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments.  This table reflects the hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s Common Shares, the value of which will be determined by market and other factors.

During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Advisor for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which may create a conflict of interest between the Advisor and Common Shareholders.  Because the Financial Leverage costs will be borne by the Fund at a specified rate, only the Fund’s Common Shareholders will bear the cost associated with Financial Leverage.

Unless and until the Fund utilizes Financial Leverage, the Common Shares will not be leveraged and this section will not apply.

Interest Rate Transactions

In connection with the Fund’s anticipated use of Financial Leverage, the Fund may enter into interest rate swap or cap transactions.  Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligation on the Fund’s Financial Leverage.  The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund’s Financial Leverage.

The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount.  The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund’s receiving or paying, as the case may be, only the net amount of the two payments.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could enhance or harm the overall performance of the Common Shares.  To the extent there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and could thus result in a decline in the net asset value of the  Common Shares.  In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty.  If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty.  Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund’s maximum leverage expense.  Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the Financial Leverage that the Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal.  Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.  If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the costs of the Financial Leverage.  Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Advisor believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction.  Further, the Advisor will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the performance of the Common Shares.

The Fund may choose or be required to prepay any Borrowings.  Such a prepayment would likely result in the Fund’s seeking to terminate early all or a portion of any swap or cap transaction.  Such early termination of a swap could result in a termination payment by or to the Fund.  An early termination of a cap could result in a termination payment to the Fund.  There may also be penalties associated with early termination.

RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund.  An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

No Operating History

The Fund is a newly-organized, non-diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program

An investment in the Common Shares of the Fund should not be considered a complete investment program.  The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market.  Each Common Shareholder should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund.

Investment and Market Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.  An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund.  The value of those securities may fluctuate, sometimes rapidly and unpredictably.  The value of the securities owned by the Fund will affect the value of the Common Shares.  At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Market Discount Risk

Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of Common Shares at the time of sale is above or below the investor’s purchase price for Common Shares. Because the market price of Common Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Common Shares, stability of dividends or distributions, trading volume of Common Shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. This risk may be greater for investors expecting to sell their Common Shares soon after the completion of the public offering, as the net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Common Shares of the Fund are designed primarily for long-term investors; investors in Common Shares should not view the Fund as a vehicle for trading purposes.

Management Risk

The Fund is subject to management risk because it has an actively managed portfolio.  The Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Risks of Investing in MLP Units

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation.  Holders of MLP units have the rights typically afforded to limited partners in a limited partnership.  As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership.  There are certain tax risks associated with an investment in MLP units.  Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

Tax Risks

As a result of the unique characteristics of MLP investments, the Fund will be subject to certain tax related risks.

MLP Tax Risk.  The Fund’s ability to meet its investment objective will depend largely on the amount of the distributions it receives (in relation to the taxable income it recognizes) with respect to its investments in the MLPs, which is something over which the Fund will have no control.  Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes.  Partnerships do not pay U.S. federal income tax at the partnership level.  Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses.  A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income.  The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and generally causing such distributions received by the Fund to be taxed as dividend income.  Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the Common Shares.

Deferred Tax Risks of MLP Investments.  To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP.  Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund.  Historically, MLPs have been able to offset a significant portion of their income with tax deductions.  The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions is essentially treated as tax-deferred return of capital.  However, any such deferred tax will be reflected in the Fund’s adjusted basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of any such equity securities.  In addition, the Fund will incur a current income tax liability on the portion of a distribution from the MLP that is not offset by the MLP’s tax deductions.  The percentage of an MLP’s distributions that is offset by the MLP’s tax deductions will fluctuate over time.  For example, new acquisitions by MLPs generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by the MLPs owned by the Fund could increase the Fund’s current tax liability.  If the percentage of the distributions received by the Fund that is offset by tax deductions declines, or the Fund’s portfolio turnover increases, the portion of the distributions paid by the Fund that is treated as tax-deferred return of capital and/or capital gain, as the case may be, would be reduced and the portion treated as taxable dividend income would be increased.  This generally would result in lower after-tax distributions to shareholders.

Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s net asset value in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances.

The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value. The portion, if any, of a distribution on an MLP equity security received by the Fund that is offset by the MLP’s tax deductions or losses will be treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of income or gain (or a decrease in the amount of loss) that will be recognized on the sale of the equity security in the MLP by the Fund. Upon the Fund’s sale of a portfolio security, the Fund will be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund. No assurance can be given that such taxes will not exceed the Fund’s deferred tax liability assumptions for purposes of computing the Fund’s net asset value per share, which would result in an immediate reduction of the Fund’s net asset value per share, which could be material.

The Fund will accrue a deferred tax asset balance which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s net asset value. A deferred tax asset may be used to reduce a subsequent period’s income tax expense, subject to certain limitations. To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset some or all of the value of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance based on estimates of the Fund in connection with the calculation of the Fund’s net asset value per share; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s net asset value, the application of such final valuation allowance could have a material impact on the Fund’s net asset value.

The Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. The Fund’s estimates regarding its deferred tax liability and/or asset balances will be made in good faith; however, the estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s net asset value could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes inapplicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.

Tax Law Change Risk.  Changes in the tax laws, or interpretations thereof, could adversely affect the Fund, the MLPs in which the Fund invests and/or the Fund’s shareholders.  For example, if as a result of a change in the tax laws, MLPs are required to be treated as corporations rather than partnerships for tax purposes, MLPs would be subject to entity level tax at corporate tax rates and any distributions received by the Fund from an MLP would be treated as dividend income to the extent it was attributable to the MLP’s current or accumulated earnings and profits.  Such treatment would negatively impact the amount and tax characterization of distributions received by the Fund and its shareholders.  Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) will be taxable at reduced maximum rates.

Affiliated Party Risk

Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues.  Were their parent or sponsor entities to fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

Equity Securities Risk

A substantial percentage of the Fund’s assets will be invested in equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP affiliates, including I-Shares, and common stocks of other issuers.  Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds.  The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund.  In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

 MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio.  The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount.  The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.

The Fund may invest in equity securities issued by affiliates of MLP, including general partners of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. Investments in such MLP affiliates would be expected by the Advisor to provide economic exposure to the MLP asset class; however, such investments may not exhibit precise price correlation to any particular MLP or the MLP asset class generally.

I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common unit, although the price correlation may not be precise. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares, in an amount equal to the cash distributions received by common unit holders. I-Shares have limited voting rights. Holders of I-Shares are subject to the same risks as holders of MLP common units.

Non-Diversification Risk

 The Fund is a non-diversified investment company under the 1940 Act and will not elect to be treated as a regulated investment company under the Code.  As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of the Fund’s assets that may be invested in securities of a single issue. Accordingly, the Fund may concentrate its investments in a limited number of companies. As a consequence of this concentration, the aggregate returns the Fund realizes may be adversely affected if a small number of investments perform poorly. To the extent that the Fund takes large positions in the securities of a small number of portfolio companies, the Fund’s returns may fluctuate as a result of any single economic, political or regulatory occurrence affecting, or in the market’s assessment of, such portfolio companies to a greater extent than those of a diversified investment company. These factors could negatively impact the Fund’s ability to achieve its investment objective.

Concentration Risk

Because the Fund is focused in MLP and infrastructure companies operating in the industry or group of industries that make up the energy sector of the economy, the Fund may be more susceptible to risks associated with such sector. A downturn in such sector could have a larger impact on the Fund than on an investment company that does not concentrate in such sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.

Energy Sector Risks

A substantial portion of the MLPs and infrastructure companies in which the Fund invests are engaged primarily in the energy sector of the economy.  As a result, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting the energy sector.  A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that is broadly diversified across many sectors of the economy.  At times, the performance of securities of companies in the  energy sector may lag the performance of other sectors or the broader market as a whole.  There are several risks associated with investments in MLPs and other companies operating in the  energy sector, including the following:

Commodity Price Risk.  MLPs and other companies operating in the energy sector companies may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term.  Fluctuations in energy commodity prices would directly impact companies that own such commodities and could indirectly impact MLPs and infrastructure companies that engage in transportation, storage, processing, distribution or marketing of such commodities.  Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods.  Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of commodity prices may also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels.  The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices.  High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of MLPs and other companies operating in the energy sector.  Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

Supply and Demand Risk.  MLPs and other companies operating in the energy sector may be impacted by the levels of supply and demand for energy commodities.  MLPs and other companies operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities.  The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources.  Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Depletion Risk.  MLPs and other energy companies engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time.  Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities or exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies.  If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer.  Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

Lack of Diversification of Customers and Suppliers. Certain MLPs and other companies operating in the energy sector depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs and other companies operating in the energy sector depend upon a limited number of suppliers of goods or services to continue their operations. The loss of any such customers or suppliers could materially adversely affect such companies’ results of operations and cash flow, and their ability to make distributions to unit holders, such as the Fund, would therefore be materially adversely affected.

Regulatory Risk.  The energy sector is highly regulated.  MLPs and other companies operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies.  Examples of governmental regulations which impact MLPs and other companies operating in the energy sector include regulation of the construction, maintenance and operation of facilities, environmental regulation, safety regulation, labor regulation, trade regulation and the regulation of the prices charged for products and services.  Compliance with these regulations is enforced by numerous governmental agencies and authorities through administrative, civil and criminal penalties.  Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of MLPs and other companies operating in the energy sector.  MLPs and other companies operating in the energy sector may be adversely affected by additional regulatory requirements enacted in response to environmental disasters, which may impose additional costs or limit certain operations by MLPs operating in various sectors.

Environmental Risk.  There is an inherent risk that MLPs and infrastructure companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle.  For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations.  Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs and infrastructure companies, and the cost of any remediation that may become necessary.  MLPs or infrastructure companies may not be able to recover these costs from insurance.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations.  These include, for example:  (i) the Federal Clean Air Act (“Clean Air Act”) and comparable state laws and regulations that impose obligations related to air emissions, (ii) the Federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water, (iii) the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and (iv) the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations.  Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released.  Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change.  These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.

In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks.  These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.

Acquisition Risk.  MLPs and infrastructure companies owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders.  The ability of such MLPs and infrastructure companies to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers.  To the extent that MLPs and other Fund investments are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited.  There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.

Interest Rate Risk.  Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner.  As a result, rising interest rates could negatively affect the financial performance of MLPs and other companies operating in the energy sector in which the Fund invests.  Rising interest rates may also impact the price of the securities of MLPs and other companies operating in the energy sector as the yields on alternative investments increase.

Weather Risks.  Weather plays a role in the seasonality of some MLPs’ cash flows.  MLPs in the propane industry, for example, rely on the winter season to generate almost all of their earnings.  In an unusually warm winter season, propane MLPs experience decreased demand for their product.  Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP from the unpredictability of the weather.  The damage done by extreme weather also may serve to increase many MLPs’ insurance premiums.

Catastrophic Event Risk.  MLPs and other companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum, petrochemicals and petroleum products and other hydrocarbons.  These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts.  Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks.  These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life.  Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy sector.  MLPs and other companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.

Risks Relating to Expansions and Acquisitions.  MLPs and other companies operating in the energy sector employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, adding additional services or securing additional long-term contracts. Thus, some MLPs and other companies operating in the energy sector may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. MLPs and other companies operating in the energy sector that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. A significant slowdown in merger and acquisition activity in the energy sector could reduce the growth rate of cash flows received by the Fund from MLPs and other companies operating in the energy sector that grow through acquisitions.

Technology Risk.  Some  MLPs and other companies operating in the energy sector  are focused on developing new technologies and are strongly influenced by technological changes. Technology development efforts by  MLPs and other companies operating in the energy sector may not result in viable methods or products. Energy

Companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some  MLPs and other companies operating in the energy sector  may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such  MLPs and other companies operating in the energy sector  may be considerably more volatile than that in more established segments of the economy.

 Legislation Risk. There have been proposals in Congress to eliminate certain tax incentives widely used by oil and gas companies and to impose new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and other companies operating in the energy sector in which the Fund invests and/or the energy sector generally.

Industry Specific Risks

MLPs and other issuers are also subject to risks that are specific to the industry in which they operate.

Midstream.  Midstream MLPs and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.  Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows of those companies and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or shareholders.  Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Upstream.  Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas.  Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir.  In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates.  The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments.  Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data.  Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant.  Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports.  In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates.  Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations.  In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Downstream. Downstream companies are businesses engaged in refining, marketing and other “end-customer” distribution activities relating to refined energy sources, such as: customer-ready natural gas, propane and gasoline; the production and manufacturing of petrochemicals including olefins, polyolefins, ethylene and similar co-products as well as intermediates and derivatives; and the generation, transmission and distribution of power and electricity. In addition to the other risks described herein, downstream companies may be more susceptible to risks associated with reduced customer demand for the products and services they provide.

Oil and Gas Production. In addition to other risks described herein, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil, natural gas and/or refined petroleum products are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others. In addition the oil and gas industries may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil, natural gas and refined petroleum products as a result of accidents or catastrophic events and the reactions thereto.

Propane.  Propane MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Coal.  MLPs and energy companies with coal assets are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.  MLPs and energy companies with coal assets are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.

Marine Transportation.  Marine transportation companies are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies.  Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products.  Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies.  The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in the Fund’s portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather.  In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Natural Resources.  The natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies.  The Fund’s investments in MLPs in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation.  Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources.  The value of investments in the natural resources sector may be adversely affected by a change in inflation.

Services.   In addition to other risks associated with energy companies described herein, MLPs engaged in the provision of services to energy-related businesses may be subject to more volatile income streams relative to other types of MLPs.  Service companies may not have  long term service contracts with their customers.

Small Capitalization Risk

The Fund may invest in securities of MLPs and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks.  These companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people.  The market movements of equity securities issued by MLPs and other companies with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.  Historically, smaller capitalization MLPs and companies have sometimes gone through extended periods when they did not perform as well as larger companies.  In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies.  This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Liquidity Risk

MLP common units, and equity securities of MLP affiliates, including I-Shares, and other issuers often trade on national securities exchanges, including the NYSE, the NYSE AMEX Equities and the NASDAQ.  However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently.  The market movements of such securities with limited trading volumes may be more abrupt or erratic.  As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments.  To the extent the Fund makes investments in private securities, such investments are expected to be illiquid and subject to significant liquidity risk.

Restricted Securities Risk

The Fund may invest in unregistered or otherwise restricted securities.  The term “restricted securities” refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale.  Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay.  Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets.  Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope.  To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered.  A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks

Risks Associated with an Investment in Initial Public Offerings

Securities purchased in initial public offerings (“IPOs”) are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree.  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.  In addition, the prices of securities sold in an IPO may be highly volatile.  At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund.  In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs.  The Fund’s investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.  IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.

Risks Associated with a Private Investment in Public Equity Transactions

 Investors in private investment in public equity (“PIPE”) transactions purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock.  Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets.  Until the Fund can sell such securities into the public markets, its holdings will be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.

Risks Associated with Private Company Investments

Private companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Advisor may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests.  There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance.  Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.  These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.  These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.  In addition, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.

Private Company Management Risk. Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company.  The Fund generally does not intend to hold controlling positions in the private companies in which it invests. As a result, the Fund is subject to the risk that a company may make business decisions with which the Fund disagrees, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Fund’s interests. Due to the lack of liquidity of such private investments, the Fund may not be able to dispose of its investments in the event it disagrees with the actions of a portfolio company and may therefore suffer a decrease in the value of the investment.

Private Company Liquidity Risk.  Securities issued by private companies are typically illiquid.  If there is no readily available trading market for privately issued securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded.

Private Company Valuation Risk. There is typically not a readily available market value for the Fund’s private investments. The Fund values private company investments  in accordance with valuation guidelines adopted by the Board of Trustees, that the Board of Trustees believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines.  The Fund is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. Valuation of private company investments may involve application of one or more of the following factors: (i) analysis of valuations of  publicly traded companies in a similar line of business, (ii) analysis of valuations for comparable merger or acquisition transactions, (iii) yield analysis and (iv) discounted cash flow analysis.  Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Fund may realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of the Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund’s other investments. The Fund’ net asset value could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.

Private Debt Securities Risk.  Private companies in which the Fund invests may be unable to meet their obligations under debt securities held by the Fund, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment.  Private companies in which the Fund will invest may have, or may be permitted to incur, other debt that ranks equally with, or senior to, debt securities in which the Fund invests.  Privately issued debt securities are often of below investment grade quality and frequently are unrated.  “See –Debt Securities Risks.”

Reliance on the Advisor Risk.  The Fund may enter into private investments identified by the Advisor, in which case the Fund will be more reliant upon the ability of the Advisor to identify, research, analyze, negotiate and monitor such investments, than is the case with investments in publicly traded securities.  As little public information exists about many private companies, the Fund will be required to rely on the Advisor’s diligence efforts to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies.  The costs of diligencing, negotiating and monitoring private investments will be borne by the Fund, which may reduce the Fund’s returns.

Co-Investment Risk. The Fund may also co-invest in private investments sourced by third party investors, such as private equity firms.  While the Advisor will conduct independent due diligence before entering into any such investment, the Fund’s ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction.  To the extent that the lead investor in such a co-investment opportunity assumes control of the management of the private company, the Fund will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also on the lead investor’s ability to successfully oversee the operation of the company’s business.  The Fund’s ability to dispose of such investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude the Fund from selling such investment. Often the Fund may exit such investment only in a transaction, such as an initial public offering or sale of the company, on terms arranged by the lead investor.  Such investments may be subject to additional valuation risk, as the Fund’s ability to accurately determine the fair value of the investment may depend upon the receipt of information from the lead investor.  The valuation assigned to such an investment through application of the Fund’s valuation procedures may differ from the valuation assigned to that investment by other co-investors.

Risks Associated with Direct Investment in Energy Infrastructure Assets.  The Fund may invest in entities formed to hold particular energy infrastructure assets.  Such investments will be dependent upon the success of third-party operators retained by the investors, including the Fund, to manage such assets.  Such investments may subject the Fund to increased operational risks associated with the operation of infrastructure assets.  Investments in infrastructure assets may be subject to greater risks associated with their illiquidity and valuation.

Greenfield Projects Risks.  Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company’s existing assets. The Fund may invest in the equity of greenfield projects or the secured debt of greenfield projects. However, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. Greenfield projects involve less investment risk than typical private equity financing arrangements. The primary risk involved with greenfield projects is execution risk or construction risk. Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists should changes

Private Company Competition Risk.  Many entities may potentially compete with the Fund in making private investments.  Many of these competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Fund. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. As a result of this competition, the Fund may not be able to pursue attractive private investment opportunities from time to time.

Cash Flow Risk

The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs and infrastructure companies.  The amount and tax characterization of cash available for distribution will depend upon the amount of cash generated by such entity’s operations.  Cash available for distribution may vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations.  In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP or infrastructure company has available for distribution in a given period.

Valuation Risk

Market prices generally will be unavailable for some of the Fund’s investments, including MLP subordinated units, direct ownership of general partner interests, restricted or unregistered securities of certain MLPs (including private MLPs) and other private issuers and direct investments in infrastructure assets.  The value of such investments will be determined by fair valuations determined by the Board of Trustees or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Trustees.  Proper valuation of such investments may require more reliance on the judgment of the Advisor than for valuation of securities for which an active trading market exists.

In calculating the Fund’s net asset value, the Fund will account for deferred tax assets or liabilities, which reflect taxes on unrealized gains or losses, which are attributable to the temporary differences between fair market value and tax basis of the Fund’s assets, the net tax effects of temporary differences between the carrying amounts of the Fund’s assets and liabilities for financial reporting purposes relative to the amounts used for income tax purposes and the net tax benefit of accumulated net operating losses and capital losses. A deferred tax liability is recognized for temporary differences that will result in taxable amounts in future years.  A deferred tax asset is recognized for temporary differences that will result in deductible amounts in future years and for carryforwards. A deferred tax asset may be used to reduce a subsequent period’s income tax expense, subject to certain limitations.  To the extent the Fund has a deferred tax asset, the Fund will periodically assess whether a valuation allowance is required, considering all positive and negative evidence related to the realization of the deferred tax asset.  The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability.  Such estimates are made in good faith.  From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax asset or liability.  Modifications of such estimates or assumptions or changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share.

Debt Securities Risks

Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

Interest Rate Risk.  Interest rate risk is the risk that debt securities, such as preferred and debt securities, and certain equity securities will decline in value because of a rise in market interest rates.  When market interest rates rise, the market value of such securities generally will fall.  The net asset value and market price of the

Common Shares will tend to decline as a result of the Fund’s investment in such securities if market interest rates rise.

During periods of declining interest rates, the issuer of a debt security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.  This is known as call or prepayment risk.  Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity.  An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.  During periods of rising interest rates, the average life of certain types of securities may be extended because of a lower likelihood of prepayments.  This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security.  This is known as extension risk.

In typical interest rate environments, prices of debt securities with longer maturities generally fluctuate more in response to changes in interest rates than do the prices of debt securities with shorter-term maturities.  Because the Fund may invest a portion of its assets in debt securities without regard to their maturities, to the extent the Fund invests in debt securities with longer maturities, the net asset value and market price of the Common Shares would fluctuate more in response to changes in interest rates than if the Fund were to invest such portion of its assets in shorter-term debt securities.

Market interest rates for investment grade debt securities in which the Fund may invest are significantly below historical average rates for such securities.  Interest rates below historical average rates may result in increased risk that these rates will rise in the future (which would cause the value of the Fund’s net assets to decline) and may increase the degree to which asset values may decline in such events.

Lower Grade Securities Risk.  The Fund may invest in debt securities rated below investment grade (that is, rated Ba or lower by Moody’s, BB or lower by S&P or comparably rated by another statistical rating organization) or, if unrated, determined by the Advisor to be of comparable credit quality.  Below investment grade securities are commonly referred to as  “high yield” securities or “junk bonds.”   Investment in securities of below investment grade quality involves substantial risk of loss.  Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments.  Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment.  The market values for debt securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.  The ratings of Moody’s, S&P and Fitch generally represent their opinions as to the quality of the bonds they rate.  It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk and liquidity of the securities.  Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating.  Bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

Reinvestment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer of the debt instrument to prepay principal prior to the debt instrument’s stated maturity. This is also sometimes known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in the Fund’s portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

Preferred Securities Risks

There are special risks associated with investing in preferred securities. Preferred securities may contain provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments. Preferred securities may be  less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

Convertible Instruments Risk

The Fund may invest in convertible instruments. A convertible instrument is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common shares of the same or a different issuer within a particular period of time at a specified price or formula. Convertible debt instruments have characteristics of both debt and equity investments. Convertible instruments are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with debt securities. As the market price of the equity security underlying a convertible instrument falls, the convertible instrument tends to trade on the basis of its yield and other debt characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. The Fund may invest in convertible instruments that have varying conversion values. Convertible instruments are typically issued at prices that represent a premium to their conversion value. Accordingly, the value of a convertible instrument increases (or decreases) as the price of the underlying equity security increases (or decreases). If a convertible instrument held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the instrument, or convert it into the underlying stock, and will hold the stock to the extent the Advisor determines that such equity investment is consistent with the investment objective of the Fund.

Foreign Securities Risk

Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers.  Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States.  Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments.  There may be difficulty in obtaining or enforcing a court judgment abroad.  In addition, it may be difficult to effect repatriation of capital invested in certain countries.  In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

There may be less publicly available information about a foreign company than a U.S. company.  Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies.  Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss.  In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

The Fund’s investments in foreign securities may include ADRs.  ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets.  While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.  In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Derivatives Risks

The Fund may, but is not required to, utilize derivatives transactions, including transactions involving futures contracts, options and over-the-counter derivatives contracts, for purposes such as to seek to earn income or enhance total return, facilitate portfolio management and mitigate risks.  The use of derivatives transactions to earn income or enhance total return may be particularly speculative.  Participation in derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  If the Advisor’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.  Risks inherent in the use of derivatives transactions include:

•	dependence on the Advisor’s ability to predict correctly movements in the direction of interest rates and securities prices;

•	imperfect correlation between the price of the derivative instrument and movements in the prices of the reference instrument;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain positions to avoid adverse tax consequences;

•
the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and

•	the creditworthiness of counterparties.

Certain derivatives transactions may be considered senior securities for the purposes of the 1940 Act unless the Fund segregates liquid assets or otherwise covers its obligations. To the extent the Fund segregates liquid assets or covers such obligations by entering into offsetting transactions or owning positions covering its obligations, the instrument will not be considered a senior security for the purposes of the 1940 Act. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder and interpretations and guidance provided by the SEC staff. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions.

The Fund may be exposed to certain additional risks should the Advisor uses derivatives transactions as a means to synthetically implement the Fund’s investment strategies. Customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a materially adverse manner. Synthetic investments may be imperfectly correlated to the investment the Advisor is seeking to replicate. There can be no assurance that the Advisor’s judgments regarding the correlation of any particular synthetic investment will be correct.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Concerns about, or a default by, one large market participant could lead to significant liquidity problems for other participants. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.

Other Investment Funds Risk

The Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds.  As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment advisory fees with respect to the assets so invested.  Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.  In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this prospectus. To the extent the Fund invests in exchange-traded funds or other investment companies that seek to track a specified index, such investments will be subject to tracking error risk.

ETNs Risk

ETNs are subject to the risk that the sponsoring institutions will be unable to pay their obligations as well as the risks associated with investing in the securities that comprise the relevant index. Investments in such securities will have different tax characteristics than equity securities. An ETN  may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETN also incurs certain expenses not incurred by its applicable index.  Certain securities that are part of the index tracked by an ETN may, at times, be unavailable, which may impede the ETN’s ability to track its index.  Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected.

Financial Leverage Risk

Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses.  If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund’s return will be greater than if Financial Leverage had not been used.  Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used.

Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value, market price and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Financial Leverage that the Fund must pay will reduce the return to Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.

It is also possible that the Fund will be required to sell assets, possibly at a loss (or at a gain which could give rise to corporate level tax), in order to redeem or meet payment obligations on any leverage.  Such a sale would reduce the Fund’s net asset value and also make it difficult for the net asset value to recover.  The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Because the fees received by the Advisor are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Advisor has a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Advisor and Common Shareholders.  There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.

If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on Common Shares at historical levels and Common Shareholders will bear any costs associated with selling portfolio securities.

Competition Risk

Recently alternative vehicles for investment in a portfolio of MLPs and their affiliates, including other publicly traded investment companies and private funds, have emerged. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund’s ability to meet its investment objective.

Affiliated Transaction Restrictions

From time to time, the Fund may “control” or may be an “affiliate”, each as defined in the 1940 Act, of one or more portfolio companies. In general, under the 1940 Act, the Fund would “control” a portfolio company if it owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Advisor), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, the Fund and any portfolio company that the Fund controls are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any trustees or officers of the Fund, the Advisor or any entity controlled or advised by any of them. These restrictions also generally prohibit the Fund’s affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to the Fund or any portfolio company controlled by the Fund certain securities or other property and from lending to and borrowing from the Fund or any portfolio company controlled by the Fund monies or other properties. The Fund and its affiliates may be precluded from co-investing in private placements of securities, including in any portfolio companies controlled by the Fund. The Fund, its affiliates and portfolio companies controlled by the Fund may from time to time engage in certain joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain positions promulgated by the SEC. There can be no assurance that the Fund would be able to satisfy these conditions with respect to any particular transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions or the type of investments that the Fund could make.

Potential Conflicts of Interest of the Advisor

The Advisor provides an array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. For example, the Advisor may provide investment management services to other funds and accounts that follow investment objectives similar to that of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, the Advisor may have to allocate a limited investment opportunity among its clients. The Advisor has adopted policies and procedures designed to address such situations and other potential conflicts of interests.

Portfolio Turnover Risk

The Fund’s portfolio turnover rate may vary greatly from year to year.  The Fund cannot predict its annual portfolio turnover rate with accuracy.  Portfolio turnover rate will not be considered as a limiting factor in the execution of the Fund’s investment decisions.  High portfolio turnover may result in the Fund’s recognition of gains that will be taxable as ordinary income and may increase the Fund’s current and accumulated earnings and profits, which will result in a greater portion of distributions to Common Shareholders being treated as dividends.  Additionally, high portfolio turnover results in correspondingly higher brokerage commissions and transaction costs borne by the Fund.

Short Sales Risk

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.  The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced, which will be expenses of the Fund.

Repurchase Agreement Risk

A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses.  In such an event, the Fund would subject to risks associated with possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto, possible lack of access to income on the underlying security during this period, and expenses of enforcing its rights. In addition, the exercise of the Fund’s right to liquidate the collateral underlying the repurchase agreement could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreement Risk

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed.  In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.

Securities Lending Risk

The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Delay in Investing the Proceeds of this Offering

Although the Fund currently intends to invest the proceeds from any sale of the Common Shares offered hereby as soon as practicable following the completion of such offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for MLPs and infrastructure company shares may at times be less liquid than the market for other securities. Prior to the time the proceeds of this offering are invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in MLPs or infrastructure company securities. Income received by the Fund from these securities would subject the Fund to corporate tax before any payment of distributions to Common Shareholders. As a result, the return and yield on the Common Shares following any offering pursuant to this prospectus may be lower than when the Fund is fully invested in accordance with its objective and policies. See “Use of Proceeds.”

Market Disruption and Geopolitical Risk

 Recent and continuing U.S. military operations in Iraq and Afghanistan, instability in the Middle East and terrorist attacks in the United States and around the world have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties or deterioration in the United States and worldwide. The Advisor does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.

Global political and economic instability could affect the operations of MLPs and infrastructure companies in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. Recent political and military instability in a variety of countries throughout the Middle East and North Africa has heightened these risks.

Recent Market and Economic Developments

Global financial markets have experienced periods of unprecedented turmoil.  The debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things.  These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.  These events contributed to severe market volatility and caused severe liquidity strains in the credit markets.  Volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

Recently markets have witnessed more stabilized economic activity as expectations for an economic recovery increased.  However, risks to a robust resumption of growth persist. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, have begun to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. A return to unfavorable economic conditions or sustained economic slowdown may place downward pressure on oil and natural gas prices and may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect the Fund.  MLPs that have historically relied heavily on outside capital to fund their growth have been impacted by the contraction in the capital markets.  The continued recovery of the MLP sector is dependent on several factors, including the recovery of the financial sector, the general economy and the commodity markets.

The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide.  The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio.  The Advisor does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets in the Fund’s portfolio.  The Advisor intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.  Given the risks described above, an investment in Common Shares may not be appropriate for all prospective investors.  A prospective investor should carefully consider his or her ability to assume these risks before making an investment in the Fund.

Legislation and Regulation Risk

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in significant revisions to the U.S. financial regulatory framework.  The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans.  The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect MLPs and other issuers in which the Fund invests that utilize derivatives strategies for hedging or other purposes.  The ultimate impact of the Dodd-Frank Act, and resulting regulation, is not yet certain and issuers in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unforeseeable.

 In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund. The Advisor cannot predict the effects of these regulations on the Fund’s portfolio. The Advisor intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Certain lawmakers support an increase in federal revenue as a component of a plan to address the growing federal budget deficit. Also, comprehensive federal tax reform is the subject of political attention. There can be no assurance that any change in federal tax law will not adversely affect MLPs and other issuers in which the Fund invests or the Fund itself.

At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets.  Changing approaches to regulation may have a negative impact on entities in which the Fund invests.  There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the assets held in the Fund to achieve their business goals, and hence, for the Fund to achieve its investment objective.

Anti-Takeover Provisions

The Fund’s Certificate of Trust, Agreement and Declaration of Trust and Bylaws (the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.  These provisions could have the effect of depriving Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.  See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents.”

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Advisor.  The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

The Advisor

Center Coast Capital Advisors, LP, acts as the Fund’s investment advisor pursuant to an advisory agreement with the Fund (the “Advisory Agreement”). The Advisor is a registered investment advisor headquartered in Houston, Texas focused on energy infrastructure investments.  The Advisor generally manages its investments according to a process focused on quality and durability of cash flows. The Advisor combines the expertise of midstream and energy infrastructure operators and financial and investment professionals.  The Advisor’s senior professionals include a former MLP chief executive officer and experienced investment professionals with an established track record of managing MLP investments as well as operating midstream and other energy infrastructure assets. The Advisor seeks to draw upon this unique experience to achieve a robust diligence process, structured investment process and access to a unique network of relationships to identify both public and private MLP and infrastructure investment opportunities.

Pursuant to the Advisory Agreement, the Advisor is responsible for managing the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, placing orders to purchase and sell securities on behalf of the Fund and managing the other business and affairs of the Fund, all subject to the supervision and direction of the Board of Trustees.  In addition, the Advisor furnishes offices, necessary facilities and equipment on behalf of the Fund; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

As compensation for its services, the Fund pays the Advisor a fee, payable monthly, in an annual amount equal to     % of the Fund’s average daily Managed Assets. “Managed Assets” of the Fund means the total assets of the Fund, including the assets attributable to money borrowed for investment purposes.

A discussion regarding the basis for the approval of the Advisory Agreement by the Board of Trustees will be available in the Fund’s initial annual report to shareholders, for the period ending            .

In addition to the fees of the Advisor, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Advisor), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of the Fund’s independent registered public accounting firm, expenses of repurchasing shares, listing expenses, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Portfolio Management

Set forth below is information regarding the team of professionals at the Advisor primarily responsible for overseeing the day-to-day operations of the Fund.

[Portfolio manager biographies to come by amendment]

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

NET ASSET VALUE

The Fund determines the net asset value of its Common Shares as of the close of the customary trading session on the NYSE (normally 4:00 p.m. Eastern Time), or any earlier closing time that day, no less frequently than the last business day of each month.  The net asset value of the Common Shares is calculated by subtracting the Fund’s total liabilities (including from current and deferred incomes taxes and from Borrowings) and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets).  The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent.  Information that becomes known to the Fund after the Fund’s net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund’s net asset value determined earlier that day.

The Fund values readily marketable securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded primarily on the NASDAQ are normally valued by the Fund at the NASDAQ Official Closing Price (“NOCP”) provided by the NASDAQ each business day.  The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, the NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer.  Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.  Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type.  The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and ask prices at the close on those exchanges on which they are traded.

The Fund’s securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed.  As a result, the net asset value of the Fund may be significantly affected on days when Common Shareholders have no ability to trade the Common Shares on the NYSE.

The Fund values certain of its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Trustees believes accurately reflects fair value.  The Fund periodically verifies valuations provided by the pricing services.  Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

The Fund values securities for which market quotations are not readily available, including restricted securities, in accordance with valuation guidelines adopted by the Board of Trustees, that the Board of Trustees believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines. The Fund is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments.  The Fund values private company investments  in accordance with these valuation guidelines.  Valuation of private company investments may involve application of one or more of the following factors: (i) analysis of valuations of  publicly traded companies in a similar line of business, (ii) analysis of valuations for comparable merger or acquisition transactions, (iii) yield analysis and (iv) discounted cash flow analysis.  Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Fund may realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of the Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund’s other investments. The Fund’ net asset value could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.

In addition, if the Advisor believes that the price of a security obtained under the Fund’s valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based upon such valuation guidelines.

Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating net asset value.  In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s net asset value in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances.  The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S.

federal income tax rate plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value.  The Fund will accrue a deferred tax asset balance which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s net asset value. To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset some or all of the value of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance based on estimates of the Fund in connection with the calculation of the Fund’s net asset value per share; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily net asset value, the application of such final valuation allowance could have a material impact on the Fund’s net asset value. The Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. The Fund’s estimates regarding its deferred tax liability and/or asset balances will be made in good faith; however, the estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s net asset value could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes inapplicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.

DISTRIBUTIONS

The Fund intends to make regular quarterly cash distributions of all or a portion of its income to its Common Shareholders.

The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a portion of the Fund’s distributions to Common Shareholders will consist of tax-advantaged return of capital for U.S. federal income tax purposes. In general, a portion of the distribution will constitute a return of capital to a Common Shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in Common Shares and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells Common Shares. Distributions in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains. The Fund’s distribution rate will vary based upon the distributions received from underlying investments.  The Fund cannot assure you, however, as to what percentage of the dividends paid on the Common Shares will consist of tax-deferred return of capital.

Initial distributions to Common Shareholders are expected to be declared within      days, and paid within       days, after completion of the Common Share offering, depending upon market conditions.  Due to the timing of the Fund’s offering of Common Shares and expected receipt of initial distributions from MLPs in which the Fund will invest, the Fund anticipates that a significant portion of its first distribution to Common Shareholders will be made from sources other than cash distributions from MLPs and may consist of return of capital.

Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made.  Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment income or a return of capital.  The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

To permit the Fund to maintain more stable quarterly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period.  The undistributed net investment income may be available to supplement future distributions.  As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action.  Over time, all the net investment income of the Fund will be distributed.  Undistributed net investment income is included in the Common Shares’ net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares’ net asset value.

DIVIDEND REINVESTMENT PLAN

Under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by the agent under the Plan,              (the “Plan Agent”), unless the shareholder elects to receive cash.  Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash.  Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment.  All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by the Fund’s dividend disbursing agent.  A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact the Plan Agent in writing at the address specified below or by calling the telephone number specified below.

Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares.  The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day.  If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value.  If the Fund should declare a distribution or capital gains distribution payable only in cash, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts.  There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records.  Common Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The automatic reinvestment of dividends and other distributions will not relieve participants of an income tax that may be payable or required to be withheld on such dividends or distributions.

Participants that request a sale of shares through the Plan Agent are subject to a $    sales fee and a $   per share fee. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Experience under the Plan may indicate that changes are desirable.  Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution.  The Plan also may be amended or terminated by the Plan Agent on at least 90 days written notice to the participants in such Plan.  All correspondence concerning the Plan should be directed to the Plan Agent,             , at            , phone number           .

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is a statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust, dated as of May 3, 2013.  The following is a brief description of the terms of the Common Shares, Borrowings and Preferred Shares which may be issued by the Fund.  This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents.

Common Shares

Pursuant to the Fund’s Amended and Restated Agreement and Declaration of Trust, dated as of            , 2013, the Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share.  Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.  All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.  The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Any additional offerings of Common Shares will require approval by the Board of Trustees.  Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund’s Common Shares are expected to be listed on the NYSE, subject to notice of issuance, under the symbol “    .”

The Fund’s net asset value per share generally increases and decreases based on the market value of the Fund’s securities.  Net asset value will be reduced immediately following the offering of Common Shares by the amount of the sales load and offering expenses paid by the Fund.  See “Use of Proceeds.”

The Fund will not issue certificates for Common Shares.

Borrowings

The Fund’s Governing Documents provide that the Board of Trustees may authorize the borrowing of money by the Fund, without the approval of the holders of the Common Shares.  The Fund may issue notes or other evidences of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting the Fund’s assets as security.  In connection with such Borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit.  Any such requirements will increase the cost of Borrowing over the stated interest rate.  Any such Borrowings would be subject to the limits imposed by the 1940 Act, which generally limits such borrowings to 33 1/3% of the value of the Fund’s total assets less liabilities and indebtedness of the Fund.  In addition, agreements related to such Borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act.  Any Borrowing by the Fund, other than for temporary purposes, would constitute Financial Leverage and would entail special risks to Common Shareholders.

Preferred Shares

The Fund’s Governing Documents provide that the Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the Common Shares.  Holders of Common Shares have no preemptive right to purchase any Preferred Shares that might be issued.  Any such Preferred Share offering would be subject to the limits imposed by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund’s total assets less liabilities and indebtedness of the Fund.  Any Preferred Shares issued by the Fund would have special voting rights and a liquidation preference over the Common Shares.  Issuance of Preferred Shares would constitute Financial Leverage and would entail special risks to Common Shareholders.  The Fund has no present intention to issue preferred shares.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE FUND’S GOVERNING DOCUMENTS

The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Board of Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management.  These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions.  The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders.  At each annual meeting, one class of Trustees is elected to a three-year term.  This provision could delay for up to two-years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

In addition, the Fund’s Agreement and Declaration of Trust requires the affirmative vote of a majority of the Board of Trustees followed by the affirmative vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Board of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required.  For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•	the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any dividend reinvestment plan);

•
the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•
the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To liquidate the Fund, the Fund’s Agreement and Declaration of Trust requires the affirmative vote of a majority of the Board of Trustees followed by the affirmative vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of the Board of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required.

For the purposes of calculating “a majority of the outstanding voting securities” under the Fund’s Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund’s Agreement and Declaration of Trust with respect to any class or series of shares.  If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally.  Reference should be made to the Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.  See “Additional Information” in the SAI.

CLOSED-END FUND STRUCTURE

Closed-end management investment companies (“closed-end funds”) differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder.  By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares.  Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies.  In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end funds listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium.  The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund.  The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value.  The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders.  Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

Repurchase of Common Shares

The Board of Trustees will review periodically the trading range and activity of the Fund’s Common Shares with respect to its net asset value and the Board of Trustees may take certain actions to seek to reduce or eliminate any such discount.  Such actions may include open market repurchases or tender offers for the Common Shares at net asset value.  There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share.

Conversion to Open-End Fund

To convert the Fund to an open-end management investment company, the Fund’s Agreement and Declaration of Trust requires the affirmative vote of a majority of the Board of Trustees followed by the affirmative vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such action has been approved by at least 80% of the Board of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required.  The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end management investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end management investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders.

In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. If the Fund were converted to an open-end management investment company, it is likely that new Common Shares would be sold at net asset value plus a sales load. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end management investment company.

Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. In the event of conversion, the Fund would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors could incur brokerage costs in converting such securities to cash.

TAXATION

The following is a summary of the material U.S. federal income tax considerations generally applicable to U.S. Shareholders (as defined below) that acquire Common Shares pursuant to this offering and that hold such Common Shares as capital assets (generally, for investment).  The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors (for example, non-U.S. investors), some of which may be subject to special tax rules.  No ruling has been or will be sought from the IRS regarding any matter discussed herein.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.  This summary of U.S. federal income tax consequences is for general information only.  Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of Common Shares, as well as the effects of state, local and non-U.S. tax laws.

For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of Common Shares that, for U.S. federal income tax purposes, is one of the following:

•	an individual who is a citizen or resident of the United States;

•	a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust (x) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (y) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership.  Partners of partnerships that hold Common Shares should consult their tax advisors.

The Fund

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes.  Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations.  In addition, as a regular corporation, the Fund is subject to state income tax by reason of its investments in equity securities of MLPs.  Therefore, the Fund may have state income tax liabilities in multiple states, which will reduce the Fund’s cash available to make distributions on the Common Shares.  The Fund may be subject to an alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability.  The extent to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions on the Common Shares.

The Fund intends to invest a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes.  To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP.  Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund.  Based upon a review of the historic results of the type of MLPs in which the Fund has invested and in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs.  No assurance, however, can be given in this regard.  If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available for distribution to shareholders.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such equity security.  Any such gain will be subject to U.S. Federal income tax at the regular graduated corporate rates, regardless of how long the Fund has held such equity security.  The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition.  The Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP nonrecourse debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP.  Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund.  To the extent that the Fund has a net capital loss in any tax year, the net capital loss can be carried back three years and forward five years to reduce the Fund’s current taxes payable.  In the event a capital loss carryover cannot be utilized in the carryover periods, the Fund’s federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders.

The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income.  Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax (such as MLPs in which the Fund invests).

The Fund is not and will not be eligible to elect to be treated as a regulated investment company under the Code because a regulated investment company cannot invest more than 25% of its assets in certain types of publicly traded partnerships.

Certain of the Fund’s investment practices, such as engaging in short sales or investing in pay-in-kind securities, derivatives, or other financially complex investments, are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the characterization of certain complex financial transactions.

U.S. Shareholders

Distributions.  Distributions by the Fund of cash or property in respect of the Common Shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles).  Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction.  Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals, provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of a Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the Common Shares, and thereafter as capital gain.  Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable Common Shares for more than one year.

The Fund’s earnings and profits are generally calculated by making certain adjustments to the Fund’s taxable income.  Based upon the Fund’s review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the Fund’s current and accumulated earnings and profits.  Accordingly, the Fund expects that only a portion of its distributions to its shareholders with respect to the Common Shares will be treated as dividends for U.S. federal income tax purposes.  No assurance, however, can be given in this regard.

Because the Fund will invest a substantial portion of its Managed Assets in energy-related MLPs, special rules will apply to the calculation of the Fund’s earnings and profits.  For example, the Fund’s earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method.  This difference in treatment may, for example, result in the Fund’s earnings and profits being higher than the Fund’s taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation.  Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund’s taxable income for such year.

U.S. Shareholders that participate in the Fund’s Plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in Common Shares.

Sales of Common Shares.  Upon the sale, exchange or other taxable disposition of Common Shares, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder’s adjusted tax basis in the Common Shares.  Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the Common Shares for more than one year at the time of disposition.  Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are currently subject to U.S. federal income taxation at reduced maximum rates.  The deductibility of capital losses is subject to limitations under the Code.

A U.S. Shareholder’s adjusted tax basis in its Common Shares may be less than the price paid for the Common Shares as a result of distributions by the Fund in excess of the Fund’s earnings and profits (i.e., returns of capital).

Tax Risks

Investing in Common Shares involves certain tax risks, which are more fully described in the section “Risks—Tax Risks.”

UNDERWRITING

              and              are acting as the representatives of the underwriters named below.  Subject to the terms and conditions stated in the Fund’s underwriting agreement dated             , 2013 each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of Common Shares set forth opposite the underwriter’s name.

Underwriters	Number of Common Shares

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions.  The underwriters are obligated to purchase all the Common Shares (other than those covered by the overallotment option described below) shown above  if any of the Common Shares are purchased.

The underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $           per share.  The sales load investors in the Fund will pay of $     per share is equal to    % of the initial offering price.  The underwriters may allow, and such dealers may reallow, a concession not to exceed $           per share on sales to other dealers.  If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms.  Investors must pay for any Common Shares purchased on or before                     , 2013.  The representatives have advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to             additional Common Shares at the public offering price less the sales load.  The underwriters may exercise the option solely for the purpose of covering overallotments, if any, in connection with this offering.  To the extent such option is exercised, each underwriter must purchase a number of additional Common Shares approximately proportionate to that underwriter’s initial purchase commitment.

The Fund and the Advisor have agreed, for a period of 180 days from the date of this prospectus, that they will not, without the prior written consent of             , on behalf of the underwriters, with certain exceptions, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares provided that the Fund may issue and sell Common Shares pursuant to the Fund’s Dividend Reinvestment Plan.

The following table shows the sales load that investors in the Fund will pay to the underwriters in connection with this offering.  These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional Common Shares.

Paid by Fund
	No Exercise	Full Exercise
Per share	$	$
Total	$	$

The Fund and the Advisor agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the NYSE.  No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriters.  No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any underwriter.  This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering,              , on behalf of itself and the other underwriters, may purchase and sell Common Shares in the open market.  These transactions may include short sales, syndicate covering transactions and stabilizing transactions.  Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the underwriters in the offering, which creates a syndicate short position.  “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the underwriters’ overallotment option.  In determining the source of Common Shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the overallotment option.

Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the overallotment option.  The underwriters may also make “naked” short sales of Common Shares in excess of the overallotment option.  The underwriters must close out any naked short position by purchasing Common Shares in the open market.  A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering.  Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The underwriters may impose a penalty bid.  Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in this offering if the syndicate repurchases Common Shares to cover syndicate short positions or to stabilize the purchase price of the Common Shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares.  They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions.  The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise.  If the underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters.  Other than this prospectus in electronic format, the information on any such underwriter’s website is not part of this prospectus.  The representatives may agree to allocate a number of Common Shares to the underwriters for sale to their online brokerage account holders.  The representatives will allocate Common Shares to the underwriters that may make internet distributions on the same basis as other allocations.  In addition, Common Shares may be sold by the underwriters to securities dealers who resell Common Shares to online brokerage account holders.

The Fund anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may, from time to time, engage in transactions with or perform investment banking and advisory services for the Advisor and its affiliates in the ordinary course of business, for which such underwriters have received, and may expect to receive, customary fees and expenses.

Prior to the public offering of Common Shares, the Advisor purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of               is              .The principal business address of               is              .

Additional Compensation

The Advisor (and not the Fund) has agreed to pay to each of             and             from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares in the amount of $              and $             , respectively. If the overallotment option is not exercised, the structuring fee paid to              and              will not exceed              % and              %, respectively, of the total public offering price.

The total amount of the underwriters’ additional compensation payments by the Advisor described above will not exceed               % of the total public offering price of the Common Shares offered hereby. The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation or structuring or sales incentive fee payments, if any, to the underwriters and other expenses (including reimbursed expenses), will be limited to not more than               % of the total public offering price of the Common Shares sold in this offering.

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

             serves as the custodian of the Fund’s assets pursuant to a custody agreement.  Under the custody agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act.  For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.                is located at              .

              serves as administrator to the Fund.  Pursuant to an administration agreement,               is responsible for              .  For its services, the administrator will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund.                is located at              .

              serves as the Fund’s transfer agent, registrar and dividend disbursing agent for the Common Shares.              is located at.

LEGAL MATTERS

Certain legal matters will be passed on for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, and for the underwriters by               in connection with the offering of the Common Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

             ,              , is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

ADDITIONAL INFORMATION

This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s website (www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information.  The following information is provided to help you understand what personal information the

Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Advisor and its delegates and affiliates with a legitimate business need for the information.  The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Page

The Fund	S-2
Investment Objective and Policies	S-2
Investment Restrictions	S-11
Management of the Fund	S-12
Portfolio Transactions	S-16
Taxation	S-17
General Information	S-19
Report of Independent Registered Public Accounting Firm	FS-1
Financial Statements for the Fund	FS-2
Appendix A Description of Securities Ratings	A-1
Appendix B Proxy Voting Policies and Procedures	B-1

Until         , 2013 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus.  This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                              Shares

Center Coast MLP & Infrastructure Fund

Common Shares
$      per Share

PROSPECTUS , 2013

Subject to Completion, dated May 10, 2013

The information in this Statement of Additional Information is not complete and may be changed.  The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Center Coast MLP & Infrastructure Fund
__________________________
Statement of Additional Information

Center Coast MLP & Infrastructure Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.  The Fund’s investment objective is to obtain a high level of total return, with an emphasis on distributions to shareholders.  The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships (“MLPs”) and energy infrastructure companies.  There can be no assurance that the Fund’s investment objective will be achieved.

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated               , 2013.  Investors should obtain and read the prospectus prior to purchasing common shares.  A copy of the prospectus may be obtained, without charge, by calling the Fund at         .

The prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (“SEC”).  The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission’s office or via its website (www.sec.gov) at no charge.  Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

TABLE OF CONTENTS

The Fund	S-2
Investment Objective and Policies	S-2
Investment Restrictions	S-10
Management of the Fund	S-10
Portfolio Transactions	S-17
Taxation	S-17
General Information	S-20
Report of Independent Registered Public Accounting Firm	FS-1
Financial Statements for the Fund	FS-2
Appendix A Description of Securities Ratings	A-1
Appendix B Proxy Voting Policies and Procedures	B-1

This Statement of Additional Information is dated                     , 2013.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company organized under the laws of the State of Delaware.  The Fund’s common shares of beneficial interest, par value $.01 (the “Common Shares”), are expected to be listed on the New York Stock Exchange (the “NYSE”), subject to notice of issuance, under the symbol “     .”

INVESTMENT OBJECTIVE AND POLICIES

Additional Investment Policies

The following information supplements the discussion of the Fund’s investment objective, policies and techniques that are described in the prospectus.  The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not.  The principal risks of the Fund’s principal investment strategies are discussed in the prospectus.

REITs.  Real estate investment trusts (“REITs”) possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains, and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Royalty Trusts. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to shareholders as distributions. Royalty trusts typically have no physical operations and no management or employees.  Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber.  Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.

Securities Subject to Reorganization.  The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Advisor, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.  In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated.  Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value.  The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Advisor which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process.  Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses.  The Advisor intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

 Depositary Receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations associated with non-U.S. securities.

Zero Coupon Securities and Payment-In-Kind Securities.  The Fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities are debt securities that pay no cash income and are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be, assuming full repayment of the bond. The Fund also may purchase payment-in-kind securities. Payment-in-kind securities pay all or a portion of their interest in the form of debt or equity securities rather than cash. Zero coupon securities and payment-in-kind securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The  value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and payment-in-kind securities may be issued by a wide variety of corporate and governmental issuers.

  Equity-Linked Notes. Equity-linked notes are hybrid securities with characteristics of both debt and equity securities. An equity-linked note is a debt instrument, usually a bond, that pays interest based upon the performance of an underlying equity, which can be a single stock, basket of stocks or an equity index. Instead of paying a predetermined coupon, equity-linked notes link the interest payment to the performance of a particular equity market index or basket of stocks or commodities. The interest payment is typically based on the percentage increase in an index from a predetermined level, but alternatively may be based on the decrease in the index. The interest payment may in some cases be leveraged so that, in percentage terms, it exceeds the relative performance of the market. Equity-linked notes generally are subject to the risks associated with the securities of equity issuers, default risk and counterparty risk.

Derivative Instruments

Swaps.  Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” i.e., the designated reference amount of exposure to the underlying instruments.  The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund may use swaps for risk management purposes and as a speculative investment.

The net amount of the excess, if any, of the Fund’s swap obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian.  The Advisor requires counterparties to have a minimum credit rating of A from Moody’s (or comparable rating from another Rating Agency) and monitors such rating on an on-going basis.  If the other party to a swap contract defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive.  Under such circumstances, the Fund will have contractual remedies pursuant to the agreements related to the transaction.  Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

•
Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

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Total return swaps.  Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).

•
Currency swaps. Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

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Credit default swaps. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, the Fund would normally pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.  When the Fund is the seller of a credit default swap contract, it normally receives a stream of payments but is obligated to pay upon default of the referenced debt obligation.  As the seller, the Fund would add the equivalent of leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.  The Fund may enter into credit default swap contracts and baskets thereof for investment and risk management purposes, including diversification.

The use of interest rate, total return, currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Options.  The Fund may purchase or sell, i.e., write, call or put options on securities and securities indices or on currencies, which options are listed on a national securities exchange or traded in the OTC market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio.

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option.  The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.  A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security or currency at a specified price.  The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

In the case of a call option on a common stock or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisor (in accordance with procedures established by the Fund’s board of trustees (“Board of Trustees”)) in such amount are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund.  A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Advisor as described above.  A put option on a security is “covered” if the Fund segregates assets determined to be liquid by the Advisor as described above equal to the exercise price.  A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Advisor as described above.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction.  This is accomplished by purchasing an option of the same series as the option previously written.  However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.  Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction.  This is accomplished by selling an option of the same series as the option previously purchased.  There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.  Since call option prices generally reflect increases in the price of the underlying security or currency, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security or currency.  Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security or currency and the time remaining until the expiration date.  Gains and losses on investments in options depend, in part, on the ability of the Advisor to predict correctly the effect of these factors.  The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction.  Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.  In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.  If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

Exchange Traded and Over-The-Counter Options. The Fund may purchase or write (sell) exchange traded and over-the-counter options.  Writing call options involves giving third parties the right to buy securities from the Fund for a fixed price at a future date and writing put options involves giving third parties the right to sell securities to the Fund for a fixed price at a future date.  Buying an options contract gives the Fund the right to purchase securities from third parties or gives the Fund the right to sell securities to third parties for a fixed price at a future date.  In addition to options on individual securities, the Fund may buy and sell put and call options on currencies, baskets of securities or currencies, indices and other instruments.  Options bought or sold by the Fund may be “cash settled,” meaning that the purchaser of the option has the right to receive a cash payment from the writer of the option to the extent that the value of the underlying position rises above (in the case of a call) or falls below (in the case of a put) the exercise price of the option.  There can be no assurance that the Fund’s use of options will be successful.

Options on Securities Indices.  The Fund may purchase and sell securities index options.  One effect of such transactions may be to hedge all or part of the Fund’s securities holdings against a general decline in the securities market or a segment of the securities market.  Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

The Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks.  The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index.  Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

Futures Contracts and Options on Futures.  The Fund may purchase and sell various kinds of financial futures contracts and options thereon to obtain investment exposure and/or to seek to hedge against changes in interest rates or for other risk management purposes.  Futures contracts may be based on various securities and securities indices.  Such transactions involve a risk of loss or depreciation due to adverse changes in prices of the reference securities or indices, and such losses may exceed the Fund’s initial investment in these contracts.  The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission.  Transactions in financial futures and options on futures involve certain costs.  There can be no assurance that the Fund’s use of futures contracts will be advantageous.  Financial covenants related to future Fund borrowings may limit use of these transactions.  Futures transactions and options on futures must be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time.  A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.  Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract.  Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount).  This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract.  Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates.  At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs).  Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations.  For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security.  Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.  As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities.  The Fund may purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

Interest Rate Futures Contracts and Options Thereon.  The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of securities that the Fund holds or intends to acquire.  For example, if interest rates are expected to increase, the Fund might sell futures contracts on securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities.  Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities.  If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.  The Fund could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities when interest rates are expected to increase.  However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline.  The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of securities (caused by declining interest rates) that the Fund intends to acquire.  Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the securities without actually buying them.  Subsequently, the Fund can make its intended purchase of the securities in the cash market and currently liquidate its futures position.  To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund’s custodian, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

Securities Index Futures Contracts and Options Thereon.  Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices.  For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result.  If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position.  When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase.  As such purchases are made, the corresponding positions in securities index futures contracts will be closed out.  The Fund may write put and call options on securities index futures contracts for hedging purposes.

Additional Risks Relating to Derivative Instruments

Risks Associated with Options on Securities.  There are several risks associated with transactions in options on securities.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Reasons for the absence of a liquid secondary market on an exchange include the following:  (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).  If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.  However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.  The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.  If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration.  Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events.  A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

The number of call options the Fund can write is limited by the amount of Fund assets that can cover such options, and further limited by the fact that call options normally represent 100 share lots of the underlying common stock.  The Fund will not write “naked” or uncovered call options.  Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.  These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers.  Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

To the extent that the Fund writes covered put options, the Fund will bears the risk of loss if the value of the underlying stock declines below the exercise price.  If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise.  While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

To the extent that the Fund purchases options, the Fund will be subject to the following additional risks.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased.  If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Call Option Writing Risks.  To the extent that the Fund writes covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.  Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.

Special Risk Considerations Relating to Futures and Options Thereon.  Futures and options on futures entail certain risks: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged and losses from investing in futures transactions that are potentially unlimited  The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets.  Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.  In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option.  In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Advisor to predict correctly movements in the direction of interest rates.  If the Advisor’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued.  For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions.  In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements.  These sales may be, but will not necessarily be, at increased prices which reflect the rising market.  The Fund may have to sell securities at a time when it is disadvantageous to do so.

Additional Risks of Foreign Options, Futures Contracts and Options on Futures Contracts and Forward Contracts.  Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

Segregation and Cover Requirements.  Certain derivatives transactions may be considered senior securities for the purposes of the 1940 Act unless the Fund segregates liquid assets or otherwise covers its obligations. To the extent the Fund segregates liquid assets or covers such obligations by entering into offsetting transactions or owning positions covering its obligations, the instrument will not be considered a senior security for the purposes of the 1940 Act. The Fund may cover such transactions using other methods currently or in the future permitted under the

1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder and interpretations and guidance provided by the SEC staff. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions.

Legislation and Regulation Risk. Legislation regarding regulation of the financial sector, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, will change the way in which certain derivative instruments are regulated and/or traded. Such regulation may impact the availability, liquidity and cost of derivative instruments. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not  necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use certain derivative instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivatives transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to utilize certain derivatives transactions or achieve its investment objective.

Amended Commodity Futures Trading Commission (“CFTC”) Rule 4.5 permits investment advisors to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund, provided certain requirements are met. In order to permit the Advisor to claim this exclusion with respect to the Fund, the Fund will limit its transactions in futures, options on futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. Accordingly, the Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC. If the Advisor was unable to claim the exclusion with respect to the Fund, the Advisor would become subject to registration and regulation as a commodity pool operator, which would subject the Advisor and the Fund to additional registration and regulatory requirements and increased operating expenses.

Loans of Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities.  The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.  The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale.  The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days’ notice.  If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral.  As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.  However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks.  The Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis.  Upon termination of the loan, the borrower is required to return the securities to the Fund.  Any gain or loss in the market price during the loan period would inure to the Fund.  The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements.  Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled.  As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss.  When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities.  The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.  Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.  These restrictions provide that the Fund shall not:

1.           Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

2.           Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act, in connection with the purchase and sale of portfolio securities.

3.           Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

4.           Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from investing in entities formed to hold specific energy or infrastructure assets or from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

5.           Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

6.           Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, except that the Fund will concentrate its investments in the industry or group of industries constituting the energy sector; provided that this concentration limitation does not apply to (a) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (b) tax-exempt securities issued by state and municipal governments or their political subdivisions, agencies, authorities and instrumentalities, and (c) securities issued by other investment companies, which shall not constitute any industry.

All other investment policies of the Fund set forth in the prospectus and this SAI, including the Fund’s investment objective, are not considered fundamental policies and may be changed by the Board of Trustees without any vote of shareholders.

MANAGEMENT OF THE FUND

Board of Trustees

Overall responsibility for management and supervision of the Fund rests with its Board of Trustees.  The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Advisor.

The Trustees are divided into three classes.  Trustees serve until their successors have been duly elected.  The Trustees’ occupations during the past five years and other directorships held by the Trustee are listed below.

Name, Year of Birth and Business Address	Position Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:

[To come by amendment]

INTERESTED TRUSTEE:

Dan C. Tutcher* Year of birth: 1949 1100 Louisiana St. Suite 5025 Houston, TX 77002	Trustee, President, Chief Executive Officer	Trustee since 2013	Principal of Center Coast Capital Advisors, LP (__-present). Formerly, President of Enbridge Energy Company (__-__), President of Enbridge Energy Partners, LP (__-__) and President of Enbridge Energy Management, LLC (__-__). Formerly, Founder, Chairman and Chief Executive Officer of MidCoast Energy Resources, Inc. (__-__).President and Chief Executive Officer of Magic Interests, LP, a family corporation (__-__).	2
Director of Enbridge, LP (__-__).  Director, Sterling Bancshares (__-__).  Formerly, Director of Enbridge Energy Partners, LP (__-__) and Chairman of the Board of Directors of MidCoast Energy Resources, Inc. (__-__).  Formerly, Director of Aux Sables Liquid Products, Inc. (__-__) and Alliance Pipeline, Inc. (__-__).

*	Mr. Tutcher is an interested person of the Fund because of his position as an officer of the Advisor and certain of its affiliates.

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves.

–	Messrs. and , as Class I Trustees, are expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.

–	Messrs. and , as Class II Trustees, are expected to stand for re-election at the Fund’s 2015 annual meeting of shareholders.

–	Messrs. and , as Class III Trustees, are expected to stand for re-election at the Fund’s 2016 annual meeting of shareholders.

(2)	As of the date of this SAI, there are funds, including the Fund, in the “Fund Complex.”

Trustee Qualifications

[To come by amendment]

Executive Officers

The following information relates to the executive officers of the Funds who are not Trustees.  The officers of the Fund were appointed by the Board of Trustees on          , 2013 and will serve until their respective successors are chosen and qualified.

Name and Age	Position	Principal Occupation During the Past Five Years
[To come by amendment]

Board Leadership Structure

[To come by amendment]

Board Committees

Messrs.             ,              and             , who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Fund’s Nominating and Governance Committee.  The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board of Trustees in the event that a position is vacated or created.  The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist.  Such recommendations should be forwarded to the Secretary of the Fund.  The Fund does not have a standing compensation committee.

Messrs.             ,              and             , who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Fund’s Audit Committee.  The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund’s independent registered public accounting firm.

Board’s Role in Risk Oversight

[To come by amendment]

Remuneration of Trustees and Officers

[To come by amendment]

Because the Fund is newly organized, it has not paid any compensation to its Trustees or Officers during any prior fiscal years.  The Funds’ officers receive no compensation from the Funds but may also be officers or employees of the Advisor or affiliates of the Advisor and may receive compensation in such capacities.

The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund’s fiscal year ended November 30, 2013, assuming a full fiscal year of operations.

Name(1)	Aggregate Estimated Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses(2)	Estimated Annual Benefits Upon Retirement(2)	Total Compensation from the Fund and Fund Complex(3) Paid to Trustee
	$	None	None	$
	$	None	None	$
	$	None	None	$

(1)	Trustees not entitled to compensation are not included in the table.

(2)	The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

(3)	As of the date of this SAI, there are funds, including the Fund, in the “Fund Complex.”

Trustee Share Ownership

As of                     , each Trustee of the Fund beneficially owned equity securities of the Fund and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Independent Trustees:
None
None
None
Interested Trustee:
Dan C. Tutcher

(1)	As of the date of this SAI, there are funds, including the Fund, in the “Family of Investment Companies.”

Indemnification of Officers and Trustees; Limitations on Liability

The governing documents of the Fund provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law.  However, nothing in the governing documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Portfolio Management

The Advisor’s personnel with the most significant responsibility for the day-to-day management of the Fund’s portfolio are [to come by amendment].

Other Accounts Managed by the Portfolio Managers.  As of        , 2013,                  managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies		$		$
Pooled Investment Vehicles Other Than Registered Investment Companies		$		$
Other Accounts		$		$

As of            , 2013,             managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies		$		$
Pooled Investment Vehicles Other Than Registered Investment Companies		$		$
Other Accounts		$		$

Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Advisor seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered funds, and other accounts managed for organizations and individuals), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a fund or other account(s) involved.

The Advisor has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Compensation.  The portfolio managers are not directly compensated for their work with respect to the Fund; however, each portfolio manager is a principal and equity owners of Center Coast and therefore benefits indirectly from the revenue generated from the Advisory Agreement through his receipt of distributions from Center Coast. The portfolio managers are not entitled to any deferred benefits.                  is also partially compensated with a base salary.

Securities Ownership of the Portfolio Manager.  Because the Fund is newly organized, the portfolio managers do not own shares of the Fund.

Advisory Agreement

Central Coast Capital Advisors, LP, acts as the Fund’s investment advisor pursuant to the Advisory Agreement.  The Advisor is a Delaware limited partnership with principal offices located at 1100 Louisiana Street, Suite 5025, Houston, Texas 77002.  The Advisor is a registered investment advisor.

Pursuant to the Advisory Agreement, the Advisor is responsible for managing the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, placing orders to purchase and sell securities on behalf of the Fund and managing the other business and affairs of the Fund, all subject to the supervision and direction of the Board of Trustees.  In addition, the Advisor furnishes offices, necessary facilities and equipment on behalf of the Fund; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates.  For services rendered by the Advisor on behalf of the Fund under the Advisory Agreement, the Fund pays the Advisor a fee, payable monthly, in an annual amount equal to     % of the Fund’s average daily Managed Assets.

Pursuant to its terms, the Advisory Agreement will remain in effect until                , 2014, and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Advisor is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.  As part of the Advisory Agreement, the Fund has agreed that the name “Center Coast” is the Advisor’s property and that in the event the Advisor ceases to act as an investment advisor to the Fund, the Fund will change its name to one not including “Center Coast.”

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees, the Advisor is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund.  Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions.  In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups.  Principal transactions are not entered into with affiliates of the Fund.  The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities.  In executing transactions, the Advisor seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.  While the Advisor generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Advisor or its affiliates may receive orders for transactions by the Fund.  The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  Information so received will be in addition to and not in lieu of the services required to be performed by the Advisor under the Advisory Agreement, and the expenses of the Advisor will not necessarily be reduced as a result of the receipt of such supplemental information.  Such information may be useful to the Advisor and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Advisor in connection with the Fund.  Conversely, such information provided to the Advisor and its affiliates by brokers and dealers through whom other clients of the Advisor and its affiliates effect securities transactions may be useful to the Advisor in providing services to the Fund.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Advisor and its affiliates, investments of the kind made by the Fund may also be made by those other accounts.  When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Advisor and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

TAXATION

This section and the discussion in the prospectus (see “Taxation”) provide a summary of the material U.S. federal income tax considerations generally applicable to U.S. Shareholders (as defined in the prospectus) that acquire Common Shares pursuant to this offering and that hold such Common Shares as capital assets (generally, for investment).  The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors (for example, non-U.S. investors), some of which may be subject to special tax rules.  No ruling has been or will be sought from the IRS regarding any matter discussed herein.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.  Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of Common Shares, as well as the effects of state, local and non-U.S. tax laws.

The Fund

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes.  Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations.  In addition, as a regular corporation, the Fund is subject to state income taxation by reason of its investments in equity securities of MLPs.  Therefore, the Fund may have state income tax liabilities (or benefits) in multiple states, which will reduce the Fund’s cash available to make distributions on the Common Shares. The Fund may be subject to an alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability.  The extent to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions on the Common Shares.  The Fund does not expect that it will be eligible to elect to be treated as a regulated investment company because the Fund intends to invest more than 25% of its assets in the equity securities of MLPs.

Certain Fund Investments

MLP Equity Securities.  MLPs are similar to corporations in many respects, but differ in others, especially in the way they are treated for U.S. federal income tax purposes.  A corporation is required to pay U.S. federal income tax on its income, and, to the extent the corporation distributes its income to its shareholders in the form of dividends from earnings and profits, its shareholders are required to pay U.S. federal income tax on such dividends.  For this reason, it is said that corporate income is taxed at two levels.  Unlike a corporation, an MLP is treated for U.S. federal income tax purposes as a partnership, which means no U.S. federal income tax is paid at the partnership entity level.  A partnership’s net income and net gains are considered earned by all of its partners and are generally allocated among all the partners in proportion to their interests in the partnership.  Each partner pays tax on its share of the partnership’s net income and net gains regardless of whether the partnership distributes cash to the partners.  All the other items (such as losses, deductions and expenses) that go into determining taxable income and tax owed are passed through to the partners as well.  Partnership income is thus said to be taxed only at one level—at the partner level.

The Code generally requires all publicly-traded partnerships to be treated as corporations for U.S. federal income tax purposes.  If, however, a publicly-traded partnership satisfies certain requirements, the publicly-traded partnership will be treated as a partnership for U.S. federal income tax purposes.  Such publicly-traded partnerships are referred to herein as MLPs.  Under these requirements, an MLP is required to receive 90 percent of its income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.  Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or carbon dioxide.  Many MLPs today are in energy, timber or real estate related (including mortgage securities) businesses.

Although distributions from MLPs resemble corporate dividends, they are treated differently for U.S. federal income tax purposes.  A distribution from an MLP is not itself taxable (since income of the MLP is taxable to its investors even if not distributed) to the extent of the investor’s basis in its MLP interest and is treated as capital gain to the extent the distribution exceeds the investor’s basis (see description below as to how an MLP investor’s basis is calculated) in the MLP.

To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP.  Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund.  Based upon a review of the historic results of the type of MLPs in which the Fund has invested and in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs.  No assurance, however, can be given in this regard.  If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such equity security.  Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates, regardless of how long the Fund has held such equity security.  The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition.  The Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP.  Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund.

Any capital losses that the Fund recognizes on a disposition of an equity security of an MLP can only be used to offset capital gains that the Fund recognizes.  Any capital losses that the Fund is unable to use may be carried forward for a period of five taxable years.  Because (i) the period for which capital losses may be carried forward is limited to five taxable years and (ii) the disposition of an equity security of an MLP may be treated, in significant part, as ordinary income, capital losses incurred by the Fund may expire without being utilized.

The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the MLP’s in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income.  Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Other Investments.  The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary versus capital or short-term versus long-term), accelerate recognition of income to the Fund and defer Fund losses.  These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving the corresponding amount cash.

If the Fund invests in debt obligations having original issue discount, the Fund may recognize taxable income from such investments in excess of any cash received therefrom.

Foreign Investments.  Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases.  Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.  Shareholders will not be entitled to claim credits or deductions on their own tax returns for foreign taxes paid by the Fund.

U.S. Shareholders

Distributions.  Distributions by the Fund of cash or property in respect of the Common Shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. Shareholder upon receipt.  Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction.  Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals) will generally be taxable as ordinary dividend income eligible for the reduced maximum rates for qualified dividend income, provided the shareholder satisfies certain holding period requirements.

If the amount of a Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the Common Shares, and thereafter as capital gain.  Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable Common Shares for more than one year.

U.S. Shareholders that participate in the Fund’s Plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in Common Shares.

Sales of Common Shares.  Upon the sale, exchange or other taxable disposition of Common Shares, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder’s adjusted tax basis in the Common Shares.  Any such capital gain or loss will be long-term capital gain or loss if the U.S. Shareholder has held the Common Shares for more than one year at the time of disposition.  Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are currently subject to U.S. federal income taxation at reduced maximum rates.  The deductibility of capital losses is subject to limitations under the Code.

A U.S. Shareholder’s adjusted tax basis in its Common Shares may be less than the price paid for the Common Shares as a result of distributions by the Fund in excess of the Fund’s earnings and profits (i.e., returns of capital).

UBTI.  Under current law, an investment in Common Shares will not generate unrelated business taxable income (“UBTI”) for tax-exempt U.S. Shareholders, provided that the tax-exempt U.S. Shareholder does not incur “acquisition indebtedness” (as defined for U.S. federal income tax purposes) with respect to the Common Shares.  A tax-exempt U.S. Shareholder would recognize UBTI by reason of its investment in the Fund if the Common Shares constitute debt-financed property in the hands of the tax-exempt U.S. Shareholder.

GENERAL INFORMATION

Additional Information

The prospectus and this SAI constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act, and the 1940 Act.  The prospectus and this SAI omit certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby.  Any statements contained in the prospectus and herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC.  Each such statement is qualified in its entirety by such reference.  The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

Counsel and Independent Registered Public Accounting Firm

Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, is special counsel to the Fund in connection with the issuance of the Common Shares.

             ,               serves as the independent registered public accounting firm of the Fund and will annually render an opinion on the financial statements of the Fund. The Fund’s audited financial statements appearing in this SAI and the report of                                thereon, have been incorporated by reference in this SAI in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Proxy Voting Policy and Procedures and Proxy Voting Record

The Fund has delegated the voting of proxies relating to its portfolio securities to the Advisor.  The Advisor’s Proxy Voting Policy is included as Appendix B to this Statement of Additional Information.

Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th will be available without charge, upon request, by calling            or by visiting the Fund’s web site at              .  This information is also available on the SEC’s web site at http://www.sec.gov.

Code of Ethics

The Fund and the Advisor each have adopted a code of ethics.  Each code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Advisor and their affiliates, as applicable.  The code of ethics of the Fund and the Advisor is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  The codes of ethics of the Fund and the Advisor is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO COME BY AMENDMENT]

FS-1

FINANCIAL STATEMENTS FOR THE FUND

[TO COME BY AMENDMENT]

FS-2

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

[TO COME BY AMENDMENT]

A-1

APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES

[TO COME BY AMENDMENT]

B-1

PART C

OTHER INFORMATION

Item 25.                 Financial Statements And Exhibits

(1)	Financial Statements

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization.  Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed by Pre-Effective Amendment to the Registration Statement.

(2)	Exhibits

(a)	Agreement and Declaration of Trust of Registrant(*)

(b)	By-Laws of Registrant(*)

(c)	Not applicable

(e)	Dividend Reinvestment Plan of Registrant(*)

(f)	Not applicable

(g)	Form of Investment Advisory Agreement between Registrant and Center Coast Capital Advisors, LP (the “Advisor”)(*)

(h)(i)	Form of Underwriting Agreement(*)

(i)	Not applicable

(j)	Form of Custody Agreement(*)

(k)(i)	Form of Stock Transfer Agency Agreement(*)

(ii)	Form of Administration Agreement(*)

(l)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP)(*)

(m)	Not applicable

(n)	Consent of Independent Registered Public Accounting Firm(*)

(o)	Not applicable

(p)	Form of Initial Subscription Agreement(*)

(q)	Not applicable

(r)Code of Ethics of the Registrant and the Advisor(*)

(s)	Power of Attorney (*)

(*)	To be filed by further amendment.

Item 26.                 Marketing Arrangements

Reference is made to Exhibit 2(h) to this Registration Statement to be filed by further amendment.

Item 27.                 Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC Registration Fees
FINRA Fees
Printing/Engraving Expenses
Marketing Expenses
Legal Fees
NYSE Listing Fees
Accounting Fees
Miscellaneous
Total

Item 28.                 Persons Controlled by or Under Common Control with Registrant

None

Item 29.                 Number of Holders of Securities

Title Class	Number of Record Shareholders as of , 2013
Common shares of beneficial interest, par value $.01 per share

Item 30.                 Indemnification

[To come by pre-effective amendment]

Item 31.                 Business and Other Connections of the Advisor

The Advisor, a limited partnership organized under the laws of Delaware, acts as investment advisor to the Registrant.  The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Advisor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Advisor or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Advisor filed with the commission pursuant to the Investment Advisers Act of 1940, as amended (Commission File No. 801-67957).

Item 32.                 Location of Accounts and Records

The accounts and records of the Registrant are maintained at the offices of the Fund and the Advisor at 1100 Louisiana Street, Suite 5025, Houston, Texas 77002.

Item 33.                 Management Services

Not applicable.

Item 34.                 Undertakings

1.
Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.
Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6.
Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

Signatures

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registrant’s Registration Statement has been signed on behalf of the Registrant, in the City of Houston, State of Texas, on the 10th day of May, 2013.

By:	/s/ Dan C. Tutcher
Dan C. Tutcher
Chief Executive Officer and
Sole Trustee

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 10th day of May, 2013.

Principal Executive Officer and Principal Financial Officer:

/s/ Dan C. Tutcher	Sole Trustee, Chief Executive Officer and Chief Financial Officer
Dan C. Tutcher

C-4